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                                  SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material under Rule 14a-12

                               MAX RE CAPITAL LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No Fee Required
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)  Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

   2)  Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   _____________________________________________________________________________

   4)  Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

   5)  Total fee paid:

   _____________________________________________________________________________

   [_] Fee paid previously with written preliminary materials.

   [_] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   _____________________________________________________________________________

   2)  Form, Schedule or Registration Statement No.:

   _____________________________________________________________________________

   3)  Filing Party:

   _____________________________________________________________________________
   4)  Date Filed:

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                                                                PRELIMINARY COPY

                               MAX RE CAPITAL LTD.
                               (a Bermuda company)

                                  Max Re House
                                 2 Front Street
                                 Hamilton HM 11
                                     Bermuda

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD _________, 2003

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Max Re Capital Ltd. (the "Company") will be held at Max Re House, 2 Front Street, Hamilton HM 11, Bermuda, on _____________, 2003 at [1:00 p.m.], Atlantic Daylight Time, in order to consider proposed amendments to the Company's Bye-Laws. As more fully explained in the accompanying proxy statement, the Company is proposing certain amendments to the Company's Bye-Laws in order to, among other things, enable the Company to simplify its financial reporting and improve the corporate governance of the Company. The purposes of the Meeting and more detailed descriptions of the proposed amendments to the Bye-Laws are as follows:

     1. To consider and approve amendments to the Company's Bye-Laws to (i) provide that the Board of Directors of the Company (the "Board") shall, with respect to any matter required to be submitted to a vote of the shareholders of the Company's subsidiary, Max Re Ltd. ("Max Re"), be required to submit a proposal relating to such matters to the shareholders of the Company and shall vote all the shares of Max Re owned by the Company in accordance with and proportional to such vote of the Company's shareholders; (ii) delete all references to the Non-Voting Common Shares of Max Re; (iii) reduce from less than 9.9% to less than 9.5% the limitation on voting rights of the Company's Common Shares and make certain technical changes to clarify this limitation; (iv) reduce from less than 9.9% to less than 9.5% the maximum percentage of the Company's Common Shares that may be owned by any person; and (v) make certain technical and conforming changes to the Bye-Laws to reflect the foregoing, including inserting and deleting certain definitions (collectively, the "Push-Up Proposal").

     2. To consider and approve amendments to the Company's Bye-Laws to (i) prohibit a director from appointing alternate directors to perform his or her duties or act as a non-voting observer; and (ii) make certain technical and conforming changes to the Bye-Laws to reflect the foregoing, including inserting and deleting certain definitions (collectively, the "Alternate Director Proposal").

     3. To consider and approve an amendment to the Company's Bye-Laws to (i) reduce from 60% to 50% the total issued and outstanding Common Shares that are required for a quorum at a general meeting of the Company; and (ii) make certain technical and conforming changes to the Bye-Laws to reflect the foregoing, including inserting and deleting certain definitions (collectively, the "Quorum Proposal").

     4. To consider and approve amendments to the Company's Bye-Laws to make future amendments of the Bye-Laws subject to the approval of a majority of the votes cast instead of the majority of the shares entitled to vote (the "Bye-Law Amendment Proposal").

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                                                                PRELIMINARY COPY

     5. To consider and approve amendments to the Company's Bye-Laws to make certain changes to update the provisions of the Bye-Laws, such as removing the references to a shareholders agreement which is no longer applicable and updating the description and duties of the Audit and Risk Management Committee of the Board (the "Bye-Law Update Proposal").

     6. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

     Only shareholders of record, as shown by the transfer books of the Company, at the close of business on ____________, 2003 will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

     PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE SIGN THE ACCOMPANYING PROXY CARD EXACTLY AS YOUR NAME APPEARS ON YOUR SHARE CERTIFICATE(S). IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. YOUR SHARES WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED IN THE PROXY STATEMENT. IF NO INSTRUCTION IS GIVEN, YOUR SHARES WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4 AND 5 IN THE PROXY. FOR FURTHER INFORMATION CONCERNING THE MATTERS TO BE VOTED UPON AT THE MEETING, THE USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE PROXY STATEMENT ON THE FOLLOWING PAGES.

                                             By order of the Board of Directors.

                                             Robert J. Cooney
                                             Chairman of the Board
                                             ____________, 2003
                                             Hamilton, Bermuda


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                               MAX RE CAPITAL LTD.
                               (a Bermuda company)

                                  Max Re House
                                 2 Front Street
                                 Hamilton HM 11
                                     Bermuda

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                     SPECIAL GENERAL MEETING OF SHAREHOLDERS

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Max Re Capital Ltd. (the "Company") of proxies for use at the Special Meeting of Shareholders of the Company (the "Meeting") to be held at Max Re House, 2 Front Street, Hamilton HM 11, Bermuda, on ___________, 2003 at [1:00 p.m.], Atlantic Daylight Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders ("Notice of Meeting"). This Proxy Statement and the accompanying Notice of Meeting and Proxy are first being mailed to shareholders on or about ___________, 2003.

         As more fully explained below, the Company is proposing certain amendments to the Company's Bye-Laws in order to, among other things, enable the Company to simplify its financial reporting and improve the corporate governance of the Company.

                       VOTING SECURITIES AND VOTE REQUIRED

         As of _____________, 2003, the record date for the determination of persons entitled to receive notice of and to vote at the Meeting, there were issued and outstanding __________ common shares, US$1.00 par value per share, of the Company (the "Common Shares"). The Common Shares are the Company's only class of equity securities outstanding and entitled to vote at the Meeting or any and all adjournments thereof.

         Each Common Share held by a shareholder entitles such shareholder to one vote on each matter that is voted upon by poll at the Meeting or any adjournments thereof, subject to certain provisions of the Company's Bye-Laws that reduce the total voting power of any shareholder owning, directly or indirectly, beneficially or otherwise, as described in the Company's Bye-Laws, 9.9% or more of the Common Shares to less than 9.9% of the total voting power of the Company's capital stock unless otherwise waived at the discretion of the Board of Directors.

         The presence, in person or by proxy, of the holders of more than 60% of the issued and outstanding Common Shares as of ___________, 2003, the record date of the Meeting (the "Record Date"), is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, the affirmative vote of the holders of at least 50% of the issued and outstanding Common Shares as of the Record Date will be required to approve the matters to be voted upon at the Meeting.

         With regard to any proposal, votes may be cast in favor or against such proposal or a shareholder may abstain from voting on such proposal. Abstentions and "broker non-votes" will be considered present for purposes of determining whether a quorum exists. Abstentions and broker non-votes,

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however, will not be counted in the tally of votes FOR the proposals and will have the same effect as votes AGAINST the proposals. A share not voted has the same effect as an abstention.

                           SOLICITATION AND REVOCATION

         PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS. Such persons designated as proxies are officers of the Company. Any shareholder desiring to appoint another person to represent him or her at the Meeting may do so by inserting such person's name in the blank space provided on the accompanying form of proxy and delivering an executed proxy to the Secretary of the Company at the address indicated above before the time of the Meeting. It is the responsibility of the shareholder appointing such other person to represent him or her to inform such person of this appointment.

         All Common Shares represented by properly executed proxies that are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted FOR each of the proposals described herein and set forth on the accompanying form of proxy, and in accordance with the proxyholder's best judgment as to any other business as may properly come before the Meeting. If a shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person will vote the shares in respect of which he or she is appointed proxyholder in accordance with the directions of the shareholder appointing him or her.

         Proxies must be received by the Company not less than 24 hours prior to the holding of the Meeting. A shareholder may revoke his or her proxy at any time up to one hour prior to the commencement of the Meeting by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date or by appearing in person and voting by ballot at the Meeting. A shareholder may vote his or her shares in person even if he or she has returned a proxy.

                                  PROPOSAL ONE

                              THE PUSH-UP PROPOSAL

         The Company proposes amendments to its Bye-Laws to: (i) provide that the Board of Directors of the Company (the "Board") shall, with respect to any matter required to be submitted to a vote of (A) the shareholders of the Company's subsidiary, Max Re Ltd. ("Max Re"), and (B) the shareholders of any other direct or indirect non-U.S. subsidiary of the Company that the Company or Max Re designates, in its sole discretion (each, a "Designated Subsidiary"), be required to (I) submit a proposal relating to such matters to the shareholders of the Company, and (II) vote all the shares of Max Re or such other subsidiary owned, directly or indirectly, by the Company in accordance with and proportional to such vote of the Company's shareholders (the "Push-Up Provisions"); (ii) delete all references to the Non-Voting Common Shares of Max Re; (iii) reduce from less than 9.9% to less than 9.5% the limitation on voting rights of the Company's Common Shares and make certain technical changes to clarify this limitation (the "Controlled Share Provision"); (iv) reduce from less than 9.9% to less than 9.5% the maximum percentage of the Company's Common Shares that may be owned by any person; and (v) make certain technical and conforming changes to the Bye-Laws to reflect the foregoing, including inserting and deleting certain definitions (collectively, the "Push-Up Proposal"). The amendment contemplated by clause (i) of the preceding sentence would no longer apply as to Max Re or any Designated Subsidiary at such time as Max Re or such Designated Subsidiary shall no longer be a subsidiary of the Company. The

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full text of the amendments reflecting the Push-Up Proposal is attached hereto as Exhibit A. A copy of the Amended and Restated Bye-Laws of the Company, giving effect to each of the proposed bye-law amendments discussed in this Proxy Statement, is attached hereto as Exhibit F.

         On June ___, 2003, the Board unanimously determined that the foregoing amendments are advisable and in the best interests of the Company and its shareholders and approved the amendments, subject to shareholder approval and the consummation of the Exchange (as defined below).

         If the Push-Up Proposal is adopted and the Exchange is consummated, the Board or the Board of Directors of Max Re may, in their sole discretion, determine to adopt provisions similar to the Push-Up Provisions to be inserted into the bye-laws, articles of association and similar governing documents of any Designated Subsidiary. If that occurs, in general, matters required to be submitted to a vote of the shareholders of such Designated Subsidiary would instead be required to be submitted to the shareholders of the Company.

         If the Exchange is not consummated for any reason, the Company will not implement the adoption of the amendments to the Company's Bye-Laws contained in the Push-Up Proposal even if the Push-Up Proposal is approved by the shareholders.

The Exchange Agreements

         On June 13, 2003, the Company entered into Exchange Agreements (together, the "Exchange Agreements") with each of (i) Capital Z Investments, L.P. ("Cap Z") and (ii) Moore Holdings, LLC ("MH"). Subject to the terms and conditions of the Exchange Agreements, the Company has agreed to issue to each of Cap Z and MH (x) one Common Share of the Company in exchange for each non-voting common share of Max Re (each, a "Max Re Non-Voting Common Share") held by Cap Z or MH, as the case may be, and (y) warrants to acquire Common Shares in exchange for warrants to acquire Max Re Non-Voting Common Shares (collectively, "Max Re Warrants") held by Cap Z or MH, as the case may be (collectively, the "Exchange"). The Exchange Agreements are subject to certain conditions, including the adoption of the Push-Up Provisions.

         Cap Z and MH are the only holders of Max Re Non-Voting Common Shares and Max Re Warrants and, as a result, following the consummation of the Exchange, none of these securities will remain outstanding.

         In addition to the adoption of the Push-Up Provisions, the obligation of Cap Z and MH to consummate the Exchange is conditioned upon, among other things, the closing sale price of the Company's Common Shares being equal to or less than US$17.00 on the date on which the Exchange occurs. The consummation of the Exchange is also conditioned upon the Exchange being consummated on or prior to June 30, 2004. If the Push-Up Proposal is approved by the shareholders but the Exchange is not consummated on or prior to June 30, 2004, or if the other conditions to the Exchange are not satisfied or waived, the Company will not implement the adoption of the amendments to the Bye-Laws contained in the Push-Up Proposal.

Reasons for the Proposal

Push-Up Provisions

         The Company is recommending that the shareholders approve the Push-Up Proposal because it will allow the Company to consummate the Exchange, thereby enabling the Company to simplify its financial reporting. Currently, the Company's balance sheet reflects the Max Re Non-Voting Common

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Shares and Max Re Warrants that are held by Cap Z and MH as "minority interests"
due to the fact that the Max Re Non-Voting Common Shares, and the Max Re Non-Voting Common Shares issuable upon the exercise of the Max Re Warrants, are exchangeable by the holder thereof on a one-for-one basis in certain circumstances not related to the Exchange. Upon consummation of the Exchange, no Max Re Non-Voting Common Shares or Max Re Warrants will remain outstanding and Cap Z and MH will receive Common Shares of the Company and warrants to acquire Common Shares of the Company. Accordingly, upon consummation of the Exchange, the Company will no longer be required to report minority interests and its balance sheet will be simplified, which the Company believes will provide greater financial transparency to shareholders, analysts and potential investors.

         In addition, the Company believes that the Exchange, and the resultant elimination of the minority interests, will enhance the Company's ability to access diversified sources of capital if required by future business developments on perhaps more favorable terms than it may be able to under its current capitalization structure. Furthermore, the Company believes that the Exchange may better position the Company to respond to changes in the insurance and reinsurance industry and compete more effectively in the insurance and reinsurance markets.

Controlled Share Provision and Limitation on Ownership

         Currently, the Company's Bye-Laws restrict shareholders from owning or exercising voting power with respect to 9.9% or more of the Company's Common Shares without the consent of the Board. If the Push-Up Proposal is approved and the Exchange is consummated, these limits will be reduced from 9.9% to 9.5%. Management believes that the reduction of these limits will reduce the risk that the Company will inadvertently be deemed a controlled foreign corporation ("CFC"). If the Push-Up Proposal is approved and the Exchange is consummated, the Bye-Laws would also be amended to simplify the formula currently in the Bye-Laws that is designed to limit the voting power of any shareholder to less than 9.9% of the total votes (or less than 9.5% of the total votes if the Push-Up Proposal is approved). The Company believes that the simplification of this formula would provide greater clarity and predictability to shareholders.

         The Board of Directors has agreed to waive the foregoing ownership limitations (but not the voting limitations) with respect to MH and Cap Z if the Push-Up Proposal is approved and the Exchange is consummated.

Deletion of References to Non-Voting Common Shares of Max Re

         Assuming that the Exchange is consummated, there will no longer be any Max Re Non-Voting Common Shares outstanding and, accordingly, there will be no need to make reference in the Bye-Laws of the Company to the Max Re Non-Voting Common Shares.

Risk Factors and Analysis

         There are certain risks attendant to the adoption of the Push-Up Proposal that are in addition to the risks currently associated with the ownership of the Company's Common Shares that are described in Exhibit 99.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Before deciding whether to vote for the adoption of the Push-Up Proposal, each shareholder should consider carefully, among other things, the information contained in this Proxy Statement, the Exhibits incorporated by reference herein and the following risk factors:

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The Company's shareholders could be subject to U.S. taxes on the undistributed income of Max Re or any of the Company's non-U.S. subsidiaries.

         The provisions in the Company's Bye-Laws that currently impose voting, issuance, repurchase and transfer restrictions on the holders of Common Shares, together with the amendments to the Bye-Laws reflected in the Push-Up Proposal, the push-up provisions to be inserted in the bye-laws of Max Re and the push-up provisions that may be inserted in the future in the bye-laws (or similar governing documents) of any Designated Subsidiaries if the Push-Up Proposal is approved, are designed to ensure that no U.S. person that directly or indirectly owns any shares, directly, indirectly or constructively, owns 9.5% or more of the total voting power of all classes of shares of the Company, Max Re or any Designated Subsidiary. However, the effectiveness of the foregoing provisions in achieving this objective is not free from doubt. To the extent that a U.S. person owns 10% or more of the Company's Common Shares, and if the Company, Max Re or any other subsidiary that is treated as a corporation for U.S. federal tax purposes were treated as a CFC for an uninterrupted period of 30 days or more during a taxable year, such U.S. person generally would be required to include in gross income its pro rata share of the Company's, Max Re's or such subsidiary's total Subpart F income (including insurance income) for such year, even if such income is not distributed.

         Upon the consummation of the Exchange, MH, together with its affiliates, Moore Global Investments, Ltd. and Remington Investment Strategies, L.P. (collectively, the "Moore Group"), will beneficially own, in the aggregate, approximately 27.0% of the Common Shares, assuming that all warrants held by MH are exercised, and Cap Z will beneficially own approximately 11.7% of the Common Shares, assuming that all warrants held by Cap Z are exercised. Pursuant to the proposed Controlled Share Provision, each of the Moore Group and Cap Z will be deemed to be a "Tentative 9.5% U.S. Shareholder" and, accordingly, each of their respective combined voting power will be limited to less than 9.5% pursuant to the Controlled Share Provision. The Company believes, but cannot assure, that the application of the Controlled Share Provision will prevent any shareholder from becoming or being treated as a 9.5% U.S. Shareholder (as defined in the Controlled Share Provision) and will prevent the Company, Max Re and any other non-U.S. subsidiary of the Company from being a CFC.

         For shareholders holding, directly, indirectly or constructively, less than 10% of the Company's Common Shares, the Company believes that the adoption of the Push-Up Proposal will not increase or alter the risk that such shareholders will be required to include in their gross income their pro rata share of Subpart F income of the Company, Max Re or any such subsidiary.

         Shareholders should consult their own tax advisors regarding the possible foreign and U.S. federal, state and local tax consequences that may arise if the Push-Up Proposal is adopted and the Exchange is consummated.

The "Push Up" of the vote of the shareholders of Max Re or a Designated Subsidiary may involve a decrease in the flexibility of Max Re or a Designated Subsidiary to take corporate actions.

         If the Push-Up Provisions are adopted and the Exchange is consummated, with respect to any matter required to be submitted to a vote of the shareholders of Max Re or a Designated Subsidiary, the Company shall be required to submit a proposal relating to such matters to the shareholders of the Company. Accordingly, to the extent that Max Re or a Designated Subsidiary desires to take corporate action requiring a shareholder vote, the Company will be required to submit such vote to its shareholders for approval. Because the Common Shares of the Company are publicly traded, such a vote would require a solicitation of proxies and could result in a decrease in the flexibility of Max Re or a Designated Subsidiary to take corporate actions. Taking these corporate actions through the solicitation of proxies also would be more expensive and would require more time.

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The application of the Controlled Share Provision could complicate the reporting requirements of certain significant shareholders.

         The application of the Controlled Share Provision would involve the effective re-allocation of the votes of shareholders with 9.5% or more of the voting power to other shareholders. If such effective re-allocation of voting power causes a shareholder to acquire 5% or more of the voting power of the Common Shares, such shareholder may become subject to the reporting and disclosure requirements of Sections 13(d) and (g) the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such a re-allocation also may result in an obligation to amend previous filings made under Sections 13(d) or (g) of the Exchange Act. Under the proposed Controlled Share Provision, the Company has no obligation to notify shareholders of any adjustments to their voting power.

         Shareholders should consult their own legal counsel regarding the possible reporting requirements under Section 13 of the Exchange Act resulting from the application of the Controlled Share Provision if the Push-Up Proposal is adopted and the Exchange is consummated.

Interests of Certain Parties

         Mr. Laurence W. Cheng, a director of the Company, is an officer and director of the ultimate general partner of Cap Z.

         Mr. Zack Bacon, a director of the Company, is a member of MH and a principal of Moore Capital Management, LLC ("MCM"). Mr. Zack Bacon is also a director, a Managing Director and a member of the Investment Advisory Committee of MCM. MH, together with certain other entities affiliated with MCM, are principal shareholders of the Company. MCM is also the trading manager of Max Re Diversified Strategies Ltd., a subsidiary of the Company that holds all of the Company's alternative investments, other than reinsurance private equity investments that are held by Max Re.

         Mr. Cheng and Mr. Bacon may have interests that are different from, or in addition to, the interests of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PUSH-UP PROPOSAL.

                                  PROPOSAL TWO

                         THE ALTERNATE DIRECTOR PROPOSAL

         The Company proposes amendments to its Bye-Laws to (i) prohibit a director from appointing alternate directors to perform his or her duties or act as a non-voting observer; and (ii) make certain technical and conforming changes to the Bye-Laws to reflect the foregoing, including inserting and deleting certain definitions (collectively, the "Alternate Director Proposal"). On June ___, 2003, the Board unanimously determined that these amendments are advisable and in the best interests of the Company and its shareholders and approved the amendments, subject to shareholder approval. The full text of the amendments is attached hereto as Exhibit B. A copy of the Amended and Restated Bye-Laws of the Company, giving effect to each of the proposed bye-law amendments discussed in this Proxy Statement, is attached hereto as Exhibit F.

         The Company believes that the approval of the Alternate Director Proposal will result in a better functioning Board and improved corporate governance. If the Alternate Director Proposal is approved,

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the directors, who are elected by the shareholders to represent them, would not be able to assign their duties and obligations to an unelected person.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ALTERNATE DIRECTOR PROPOSAL.

                                 PROPOSAL THREE

                               THE QUORUM PROPOSAL

         The Company proposes amendments to its Bye-Laws to (i) reduce from 60% to 50% the total issued and outstanding Common Shares that are required for a quorum at a general meeting of the Company; and (ii) make certain technical and conforming changes to the Bye-Laws to reflect the foregoing, including inserting and deleting certain definitions (collectively, the "Quorum Proposal"). On June ___, 2003, the Board unanimously determined that these amendments are advisable and in the best interests of the Company and its shareholders and approved the amendments, subject to shareholder approval. The full text of the amendments is attached hereto as Exhibit C. A copy of the Amended and Restated Bye-Laws of the Company, giving effect to each of the proposed bye-law amendments discussed in this Proxy Statement, is attached hereto as Exhibit F.

         The Company's Bye-Laws currently require a quorum of more than 60% of the Company's issued and outstanding Common Shares in order to hold a shareholder meeting. If the Quorum Proposal is approved, the quorum requirement would be more than 50% of the Company's issued and outstanding Common Shares. If the Company is unable to achieve a quorum, the Company would be unable to fulfill some of its statutory obligations, such as conducting an annual meeting and having the shareholders approve the members of the Board. A reduced quorum requirement would save the Company from incurring expenses to engage the services of a professional proxy solicitation firm in its efforts to achieve a quorum at future shareholder meetings. It would also save the Company the time and expense of continued solicitation in the event a meeting would need to be adjourned because of lack of a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE QUORUM PROPOSAL.

                                  PROPOSAL FOUR

                         THE BYE-LAW AMENDMENT PROPOSAL

         The Company proposes amendments to its Bye-Laws to make future amendments of the Bye-Laws subject to the approval of a majority of the votes cast instead of the majority of the shares entitled to vote (the "Bye-Law Amendment Proposal"). On June ___, 2003, the Board unanimously determined that these amendments are advisable and in the best interests of the Company and its shareholders and approved the amendments, subject to shareholder approval. The full text of the amendments is attached hereto as Exhibit D. A copy of the Amended and Restated Bye-Laws of the Company, giving effect to each of the proposed bye-law amendments discussed in this Proxy Statement, is attached hereto as Exhibit F.

         An amendment to the Bye-Laws currently requires the approval of at least 50% of the shares entitled to vote thereon, which means at least 50% of the issued and outstanding Common Shares. If the Bye-Law Amendment Proposal is approved, future amendments to the Bye-Laws would require the approval of a majority of the shares represented in person or by proxy at a shareholder meeting. The Company believes that this change would improve the Company's corporate governance by increasing

                                        7

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the Company's responsiveness to changes in the law, other rules, such as listing requirements, and prevailing standards of corporate practice.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE BYE-LAW AMENDMENT PROPOSAL.

                                  PROPOSAL FIVE

                           THE BYE-LAW UPDATE PROPOSAL

         The Company proposes amendments to its Bye-Laws to make certain changes to update the provisions of the Bye-Laws, such as removing the references to a shareholders agreement which is no longer applicable and updating the description and duties of the Audit and Risk Management Committee of the Board. (the "Bye-Law Update Proposal"). On June ___, 2003, the Board unanimously determined that these amendments are advisable and in the best interests of the Company and its shareholders and approved the amendments, subject to shareholder approval. The full text of the amendments is attached hereto as Exhibit E. A copy of the Amended and Restated Bye-Laws of the Company, giving effect to each of the proposed bye-law amendments discussed in this Proxy Statement, is attached hereto as Exhibit F.

         The Company's Bye-Laws were originally adopted in 1999 and have not been amended since. Since then, the Company has completed its initial public offering, which has, among other things, resulted in the termination of certain share transfer restrictions set forth in a shareholders agreement. In addition, to conform with the requirements set forth in Section 301 of the Sarbanes-Oxley Act of 2002, the duties of the Audit and Risk Management Committee of the Board have increased. If the Bye-Law Update Proposal is approved, the Bye-Laws would be amended to remove the references to the shareholders agreement and update the description and duties of the Audit and Risk Management Committee of the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE BYE-LAW UPDATE PROPOSAL.

                                        8

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                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                             OFFICERS AND DIRECTORS

         The following table sets forth information as of May 31, 2003, and as of such date after giving effect to the Exchange, with respect to the beneficial ownership, as defined in Rule 13(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of Common Shares and the applicable voting rights attached to such share ownership in accordance with the Company's Bye-Laws by (i) each person known by the Company to beneficially own, as defined in Rule 13d-3 under the Exchange Act, 5% or more of the outstanding Common Shares; (ii) each director of the Company; (iii) the Company's Chief Executive Officer and each of the four remaining most highly compensated executive officers during 2002 (collectively, the "Named Executive Officers"); and (iv) all Named Executive Officers and directors of the Company as a group. As of May 31, 2003, there were 38,131,779 Common Shares issued and outstanding.

                                                Beneficial Ownership as of         Beneficial Ownership After
                                                       May 31, 2003              Giving Effect to the Exchange
                                              ------------------------------    -------------------------------
                                                 Number of       Percent of        Number of        Percent of
Name and Address of Beneficial Owner (1)       Common Shares      Class (2)      Common Shares       Class (2)
----------------------------------------      ---------------   ------------    ---------------    ------------
Capital Z Investments, L.P.                   1,440,334 (3)(4)       3.8%       5,539,058 (4)(5)       11.7%
54 Thompson Street
New York, NY 10012
USA

College Retirement Equities Fund              2,250,492 (6)          5.9%       2,250,492 (6)           5.0%
"CREF")
 ----
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017
USA

Louis Moore Bacon                             1,440,334 (7)(8)       3.8%      11,078,119 (8)(9)       22.3%
Moore Holdings, LLC
1251 Avenue of the Americas, 53/rd/ Floor
New York, NY 10020
USA

Entities affiliated with Moore Capital        2,333,334 (10)(11)     6.1%       2,333,334 (10)(12)      5.2%
Management, LLC (other than Moore
Holdings, LLC)
1251 Avenue of the Americas, 53/rd/ Floor
New York, NY 10020
USA

Western General Insurance Ltd.                4,672,624 (13)        12.0%       4,672,624 (13)         10.2%
Swan Building, 2/nd/ Floor
26 Victoria Street
Hamilton, Bermuda

Robert J. Cooney                              1,485,186 (14)         3.8%       1,485,186 (14)          3.2%
W. Dave Brining                                 444,540 (15)         1.2%         444,540 (15)          1.0%
Keith S. Hynes                                  474,039 (16)         1.2%         474,039 (16)          1.0%

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
Philip R. Kruse                                291,039 (17)           *            291,039 (17)           *
Peter A. Minton                                228,372 (18)           *            228,372 (18)           *
Zack H. Bacon, III                             200,000 (19)           *            200,000 (19)           *
John R. Barber                                       0 (20)           *                  0 (20)           *
Stephan W. Bub                                   6,000 (21)           *              6,000 (21)           *
Laurence W. Cheng                                    0 (3)(4)         *                  0 (3)(4)         *
William H. Heyman                               12,534 (22)           *             12,534 (22)           *
Willis T. King, Jr.                             48,667 (23)           *             48,667 (23)           *
John L. Marion                                   1,000 (24)           *              1,000 (24)           *
Steven M. Skala                                 35,333 (25)           *             35,333 (25)           *
Mario P. Torsiello                              48,667 (26)           *             48,667 (26)           *
James L. Zech                                   33,667 (27)           *             33,667 (27)           *

All directors, nominees and named            3,309,044 (28)         8.3%         3,309,044 (28)         7.1%
executive officers as a group (15 persons)

------------------
*  Less than 1%

(1) Unless otherwise stated, the address for each beneficial owner is c/o Max Re Capital Ltd., Max Re House, 2 Front Street, Hamilton HM 11, Bermuda.

(2) Certain provisions of the Company's Bye-Laws currently reduce the total voting power of any shareholder owning 9.9% or more of the Common Shares to less than 9.9% of the Company's capital stock, unless otherwise waived by the Board of Directors. The Company has waived these provisions with respect to Western General. If the Push-Up Proposal is approved by the shareholders, the 9.9% limitation will be reduced to 9.5% and will apply only to shareholders who are U.S. persons.

     If the Push-Up Proposal is adopted and the Exchange is consummated, the combined voting power of each of Cap Z and the Moore Group, respectively, will be limited to less than 9.5% pursuant to Bye-Law 52. In addition, as a result of the application of Bye-Law 52, the voting power of other shareholders will be increased.

(3) Does not include 1,892,999 Max Re Non-Voting Common Shares or Max Re Warrants to acquire 2,205,725 Max Re Non-Voting Common Shares. Although Max Re Non-Voting Common Shares (including Max Re Non-Voting Common Shares issuable upon exercise of the Max Re Warrants) may be exchanged for Common Shares on a one-to-one basis in certain circumstances, including following a sale, transfer or other disposition of such shares to an unaffiliated third party, Cap Z currently cannot exchange the Max Re Non-Voting Common Shares for Common Shares without the unanimous consent of the Board of Directors of the Company, other than to deliver Common Shares upon a sale in the public market. As discussed elsewhere in this Proxy Statement, Cap Z and the Company have entered into an Exchange Agreement pursuant to which, if the Exchange is consummated, Cap Z will acquire 1,892,999 Common Shares and warrants to acquire 2,205,725 Common Shares in exchange for the 1,892,999 Max Re Non-Voting Common Shares and Max Re Warrants to acquire 2,205,725 Max Re Non-Voting Common Shares that it beneficially owns.

(4) Capital Z Investment Management, L.P., a Bermuda limited partnership, is the general partner of Cap Z and exercises voting and investment power with respect to Cap Z's portfolio assets. As the general partner of Capital Z Investment Management, L.P., Capital Z Investment Management, Ltd., a Bermuda limited liability company, exercises voting and investment power with respect to Cap Z's portfolio assets at the direction of the investment committee of Capital Z Investment

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         Management, Ltd. Mr. Cheng is a member of the investment committee of
         Capital Z Investment Management, L.P. Mr. Cheng, a Director of the Company and an officer and director of the ultimate general partner of Cap Z and the management company of Cap Z, disclaims any beneficial interest in the Common Shares beneficially owned by Cap Z.

  (5) Includes warrants to acquire 2,205,725 Common Shares to be beneficially owned by Cap Z after the Exchange.

  (6) CREF's beneficial ownership of Common Shares is based solely on a Form 13G filed by CREF on February 14, 2003.

  (7) Does not include 5,226,333 Max Re Non-Voting Common Shares or Max Re Warrants to acquire 4,411,452 Max Re Non-Voting Common Shares beneficially owned by MH that MH currently cannot exercise or exchange for Common Shares without the unanimous consent of the Board of Directors of the Company, other than to deliver Common Shares upon a sale in the public market. The 1,440,334 Common Shares beneficially owned by MH have been pledged to Citicorp USA, Inc. Mr. Louis Bacon, as the controlling member of MH, may be deemed to beneficially own the Common Shares, Max Re Non-Voting Common Shares and Max Re Warrants beneficially owned by MH. As discussed elsewhere in this Proxy Statement, MH and the Company have entered into an Exchange Agreement pursuant to which, if the Exchange is consummated, MH will acquire 5,226,333 Common Shares and warrants to acquire 4,411,452 Common Shares in exchange for the 5,226,333 Max Re Non-Voting Common Shares and Max Re Warrants to acquire 4,411,452 Max Re Non-Voting Common Shares that it beneficially owns.

  (8) Does not include 1,666,667 Common Shares beneficially owned by Moore Global Investments, Ltd. ("MGI") or 666,667 Common Shares beneficially owned by Remington Investment Strategies, L.P. ("Remington"). Does not include 235,333 Common Shares owned by family members of Mr. Louis Bacon, including 200,000 Common Shares owned by Mr. Zack Bacon, his brother.

  (9) Includes warrants to acquire 4,411,452 Common Shares to be beneficially owned by MH after the Exchange. Mr. Louis Bacon, as the controlling member of MH, may be deemed to beneficially own the Common Shares and warrants to acquire Common Shares to be beneficially owned by MH after the Exchange.

  (10) Includes 1,666,667 Common Shares held of record or beneficially by MGI and 666,667 Common Shares held of record or beneficially by Remington. MCM exercises voting and investment power with respect to portfolio assets held for the account of MGI. Moore Capital Advisors, L.L.C. is the sole general partner of Remington. Mr. Louis Bacon is the majority shareholder of MCM and is the majority equity holder of Moore Capital Advisors, L.L.C. As a result, Mr. Bacon may be deemed to be the beneficial owner of the aggregate shares held of record or beneficially by MGI and Remington.

  (11) Does not include 1,440,334 Common Shares, 5,226,333 Max Re Non-Voting Common Shares or Max Re Warrants to acquire 4,411,452 Max Re Non-Voting Common Shares beneficially owned by MH, as described in footnote 7.

  (12) Does not include 6,666,667 Common Shares or warrants to acquire 4,411,452 Common Shares beneficially owned by MH.

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                                                                PRELIMINARY COPY

  (13) Includes 4,000,000 Common Shares owned by Western General and warrants that are currently excisable to acquire 672,624 Common Shares. Mr. Marion, a Director of the Company and President and Managing Director of Western General, disclaims any beneficial interest in the Common Shares and warrants held by Western General. Does not include 1,000 Common Shares owned by Mr. Marion, as to which Western General disclaims any beneficial interest.

  (14) Includes (i) warrants that are currently exercisable to acquire 608,007 Common Shares; (ii) 176,179 Common Shares owned by Yenooc Ltd. as to which Mr. Cooney, as sole director, claims beneficial ownership; (iii) 118,000 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are currently exercisable; and (iv) 75,000 shares of restricted stock issued under the Incentive Plan, of which 6,000 shares have vested and 69,000 shares have not yet vested. Does not include (A) warrants to acquire 274,274 Common Shares that are not currently exercisable; or (B) 132,000 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are not currently exercisable.

  (15) Includes (i) warrants that are currently exercisable to acquire 148,039 Common Shares; (ii) 62,000 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are currently exercisable;
         (iii) 30,000 shares of restricted stock issued under the Incentive Plan, of which 3,600 shares have vested and 26,400 shares have not yet vested; (iv) 1,334 Common Shares owned by Mr. Brining's son, a minor, and (v) 667 Common Shares owned by his daughter, a minor. Mr. Brining disclaims beneficial ownership of the Common Shares owned by his son and daughter. Does not include (A) warrants to acquire 58,613 Common Shares that are not currently exercisable; or (B) 68,000 Common Shares issuable upon the exercise of options under the Incentive Plan that are not currently exercisable.

  (16) Includes (i) warrants that are currently exercisable to acquire 132,039 Common Shares; (ii) 56,000 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are currently exercisable; and (iii) 36,000 shares of restricted stock issued under the Incentive Plan, of which 3,000 shares have vested and 33,000 shares have not yet vested. Does not include (A) warrants to acquire 54,613 Common Shares that are not currently exercisable; or (B) 64,000 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are not currently exercisable.

  (17) Includes (i) warrants that are currently exercisable to acquire 100,039 Common Shares; (ii) 99,000 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are currently exercisable; and (iii) 23,500 shares of restricted stock issued under the Incentive Plan, of which 3,200 shares have vested and 20,300 shares have not yet vested. Does not include (A) warrants to acquire 46,613 Common Shares that are not currently exercisable; or (B) 76,000 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are not currently exercisable.

  (18) Includes (i) warrants that are currently exercisable to acquire 76,039 Common Shares; (ii) 50,000 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are currently exercisable; and (iii) 64,000 shares of restricted stock issued under the Incentive Plan, of which 11,000 shares have vested and 53,000 shares have not yet vested. Does not include (A) warrants to acquire 40,613 Common Shares that are not currently exercisable, or (B) 60,000 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are not currently exercisable.

  (19) All Common Shares beneficially owned by Mr. Zack Bacon have been pledged to HSBC Bank USA pursuant to that certain Pledge and Hypothecation Agreement dated March 12, 2002. Mr.

                                                                PRELIMINARY COPY

         Bacon disclaims any beneficial interest in the Common Shares beneficially owned by Mr. Louis Bacon, MH and entities affiliated with MCM.

  (20) Does not include 1,666,666 Common Shares beneficially owned by subsidiaries of Citigroup Inc., as to which Mr. Barber, as an affiliate thereof, disclaims any beneficial interest. The beneficial ownership of shares by subsidiaries of Citigroup Inc. is based solely on a Form 4 filed by Citigroup Inc. for August 2002.

  (21) Does not include 833,333 Common Shares beneficially owned by Bayerische Hypo- und Vereinsbank AG, as to which Mr. Bub, a Managing Director of Bayerische Hypo- und Vereinsbank AG, disclaims any beneficial interest. Mr. Thomas Glynn, who has served as an alternate director for Mr. Bub and is a Managing Director of an entity related to Bayerische Hypo- und Vereinsbank AG, disclaims any beneficial interest in the 833,333 Common Shares beneficially owned by Bayerische Hypo- und Vereinsbank AG.

  (22) Includes 3,334 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are currently exercisable. Does not include 8,666 Common Shares issuable upon the exercise of options under the Incentive Plan that are not currently exercisable.

  (23) Includes 8,667 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are currently exercisable. Does not include 7,333 Common Shares issuable upon the exercise of options under the Incentive Plan that are not currently exercisable.

  (24) Does not include 4,000,000 Common Shares or warrants that are currently excisable to acquire 672,624 Common Shares beneficially owned by Western General, as to which Mr. Marion, as President and Managing Director of Western General, disclaims any beneficial ownership.

  (25) Includes 26,666 Common Shares beneficially owned by Stockmoor Pty. Ltd., as to which Mr. Skala, as the sole director thereof and as a beneficiary of a trust of which the ultimate holding company of Stockmoor Pty. Ltd. is a trustee, has a beneficial interest. Includes 8,667 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are currently exercisable. Does not include 7,333 Common Shares issuable upon the exercise of options under the Incentive Plan that are not currently exercisable.

  (26) Includes 8,667 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are currently exercisable. Does not include 7,333 Common Shares issuable upon the exercise of options under the Incentive Plan that are not currently exercisable.

  (27) Includes 8,667 Common Shares issuable upon the exercise of options issued under the Incentive Plan that are currently exercisable. Does not include 7,333 Common Shares issuable upon the exercise of options under the Incentive Plan that are not currently exercisable. Does not include 1,010,000 Common Shares owned by High Ridge Capital Partners II, L.P., as to which Mr. Zech, as a partner thereof, disclaims any beneficial interest.

  (28) Includes (i) warrants that are currently exercisable to acquire 1,064,163 Common Shares; (ii) options to acquire 437,002 Common Shares that are currently exercisable; and (iii) 228,500 shares of restricted stock, of which 26,800 shares have vested and 201,700 shares have not yet vested. Does not include (A) warrants to acquire 474,726 Common Shares that are not currently exercisable; or (B) options to acquire 437,998 Common Shares that are not currently exercisable.

                                                                PRELIMINARY COPY

                             ADDITIONAL INFORMATION

Other Action at the Meeting

       As of the date of this Proxy Statement, the Company has no knowledge of any business, other than described herein and customary procedural matters, which will be presented for consideration at the Meeting. In the event any other business is properly presented at the Meeting, it is intended that the persons named in the accompanying proxy will have authority to vote such proxy in accordance with their judgment on such business.

Shareholder Proposals for Annual Meeting of Shareholders in 2004

       Shareholder proposals must be received in writing by the Secretary of the Company no later than six weeks prior to the Company's 2004 annual general meeting of shareholders and must comply with the requirements of Bermuda corporate law and the Company's Bye-Laws in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting (the "2004 Proxy Statement"). The Company believes that shareholder proposals received by November 27, 2003 would be considered timely for inclusion in the 2004 Proxy Statement. Such proposals should be directed to the attention of the Secretary, Max Re Capital Ltd., Max Re House, 2 Front Street, Hamilton HM 11, Bermuda.

       Shareholders who intend to nominate persons for election as directors at general meetings of the Company must comply with the advance notice procedures and other provisions set forth in the Bye-Laws of the Company in order for such nominations to be properly brought before the general meeting. The Nominating and Corporate Governance Committee considers nominees to the Board recommended by shareholders holding in the aggregate at least 70% of the issued and outstanding shares entitled to vote. Any such recommendation must be sent to the Secretary of the Company not less than 120 days prior to the scheduled date of the Company's annual general meeting of shareholders and must be accompanied by written notice signed by the person to be proposed of his or her willingness to be elected. Any such recommendation shall also include: (i) the names and addresses of the shareholders who intend to make the nomination and of the person or persons to be nominated, (ii) a representation that such shareholders are holders of record of shares entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the recommendation, (iii) the class and number of shares which are beneficially owned by such shareholders, (iv) a description of all arrangements or understandings between such shareholders and each nominee and any other person or persons nominations are to be made by such shareholders and (v) such other information regarding each nominee proposed by such shareholders as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act. The Nominating and Corporate Governance Committee may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

       If a shareholder proposal is introduced at the 2004 annual general meeting of shareholders without any discussion of the proposal in the 2004 Proxy Statement and the shareholder does not notify the Company, in accordance with Bermuda corporate law, of the intent to raise such proposal at the annual general meeting of shareholders, then proxies received by the Company for the 2004 annual general meeting of shareholders will be voted by the persons named as such proxies in their discretion with respect to such proposal.

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Costs of Solicitation

       The cost of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile or in person, although no compensation will be paid for such solicitation. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

                                         By Order of the Board of Directors


                                         Robert J. Cooney,
                                         Chairman of the Board
                                         Dated: ___________, 2003

                                    Exhibit A

           Proposed Amendments to the Bye-Laws of Max Re Capital Ltd.
                               [Push-Up Proposal]

1. The definitions of "Max Re" and "Max Re Non-Voting Common Shares" set forth in Bye-Laws 1(1)(o) and (p), respectively, are hereby deleted.

2. The definition of "U.S. Person" set forth in Bye-law 1(1)(ee) is hereby deleted and the following shall be inserted in lieu thereof:

         "(cc) "U.S. Person" means a "United States Person" as defined in
Section 7701(a)(30) of the Code;"

3. Bye-Laws 1(1)(q) through (ff) are hereby renumbered to reflect the foregoing amendments.

4.  Bye-Law 11(2) is hereby deleted.

5. Bye-Laws 11(3) and (4) are hereby renumbered as 11(2) and (3), respectively.

6. Bye-Law 11(4) is hereby deleted and the following shall be inserted in lieu thereof:

         "(3) If the Company redeems, purchases or exchanges shares pursuant to this Bye-law 11, it shall do so only in a manner that the Board believes would not result, upon consummation of such redemption or purchase, in the number of total Common Shares of any Person, as a percentage of the shares of the Company, increasing to 9.5% or more on an Unadjusted Basis. Notwithstanding the foregoing, the Board, in its sole discretion and by unanimous consent of all of the Directors then in office, may waive the applicability of subparagraph (3) of this Bye-law."

7. Bye-Law 12(4) is hereby deleted and the following shall be inserted in lieu thereof:

         "(4) No Member of the Company shall be permitted to vote for or against Directors of the Company or directors of any subsidiary of the Company that is treated as a corporation for U.S. federal tax purposes if such vote would cause any Person to be a 9.5% U.S. Shareholder (as defined in Bye-law 52) of the Company or such subsidiary. All votes referred to the Company's Members pursuant to Bye-law 98 shall be subject to this Bye-law 12(4)."

8. Bye-Law 52 is hereby deleted and the following shall be inserted in lieu thereof:

    "52. Limitation on voting rights of Controlled Shares.

         1. General. Subject to the provisions of Bye-laws 12(4) and 52(2)-(4) below, and subject to any rights and restrictions for the time being attached to any class or classes of shares, every Member and every person representing a Member by proxy shall have one vote for each share carrying the right to vote on the matter in question of which he or the person represented by proxy is the holder. Notwithstanding any other provisions of these Bye-laws, all determinations in these Bye-laws that are made by or subject to a vote or approval of Members shall be based upon the voting power of such Members' shares as determined pursuant to Bye-laws 12(4) and 52(2)-(4).

         2. Adjustment of Voting Power. The voting power of all shares is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that there is no 9.5% U.S. Shareholder. This Bye-law 52(2) shall be applied prior to the application of Bye-law 12(4). The Board of Directors shall implement the foregoing in the manner provided herein.

         The Board shall from time to time, including prior to any time at which a vote of Members is taken, take all reasonable steps necessary to ascertain through communications with Members or otherwise, whether there exists, or will exist at the time any vote of Members is taken, a Tentative 9.5% U.S. Shareholder.

         In the event that a Tentative 9.5% U.S. Shareholder exists, the aggregate votes conferred by shares held by a Member and treated as Controlled Shares of that Tentative 9.5% U.S. Shareholder shall be reduced to the extent necessary such that the Controlled Shares of the Tentative 9.5% U.S. Shareholder will constitute less than 9.5% of the voting power of all shares. In applying the previous sentence where shares held by more than one Member are treated as Controlled Shares of such Tentative 9.5% U.S. Shareholder, the reduction in votes shall apply to such Members in descending order according to their respective Attribution Percentages, provided that, in the event of a tie, the reduction shall apply first to the Member whose shares are Controlled Shares of the Tentative 9.5% U.S. Shareholder by virtue of the Tentative 9.5% U.S. Shareholder's economic interest in (as opposed to voting control with respect to) such shares. The votes of Members owning no shares treated as Controlled Shares of any Tentative 9.5% U.S. Shareholder shall, in the aggregate, be increased by the same number of votes subject to reduction as described above. Such increase shall apply to all such Members in proportion to their voting power at that time, provided that such increase shall be limited to the extent necessary to avoid causing any person to be a 9.5% U.S. Shareholder. The adjustments of voting power described in this Bye-law shall apply repeatedly until there would be no 9.5% U.S. Shareholder. The Board of Directors may deviate from any of the principles described in this Bye-law and determine that shares held by a Member shall carry different voting rights as it determines appropriate (1) to avoid the existence of any 9.5% U.S. Shareholder or (2) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates. For the avoidance of doubt, in applying the provisions of Bye-laws 12(4) and 52(2)-(4), a share may carry a fraction of a vote.

         "Controlled Shares" in reference to any Person means all Common Shares of the Company directly, indirectly or constructively owned by such Person as determined pursuant to Section 958 of the Code. Solely for purposes of this Bye-law 52, when determining the number of Controlled Shares of a Person who is a member of a Group (as defined below), all of the Controlled Shares of each other member of such Group (other than any Controlled Shares otherwise owned by such Person pursuant to
    Section 958 of the Code), shall be treated as Controlled Shares of such Person. For purposes of these Bye-laws, the Groups shall be: (x) any group of Members who are U.S. Persons if the members of such group notify the Company in writing at least 10 days prior to a vote or approval of the Members that such group irrevocably elects to be treated as a Group; and (y) Moore Holdings, LLC, Moore Global Investments, Ltd. and Remington Investment Strategies L.P.; it being understood that the designation of a Group under the foregoing clauses (x) or (y) shall not prohibit the Company or the Board of Directors from taking any action required or permitted under these Bye-laws.

         "9.5% U.S. Shareholder" means a "United States person" as defined in the Code (a "U.S. Person") whose Controlled Shares constitute nine and one-half percent (9.5%) or more of the voting power of all shares of the Company and who would be generally required to recognize income with respect to the Company under Section 951(a)(1) of the Code, if the Company were a controlled foreign corporation as defined in Section 957 of the Code and if the ownership threshold under Section 951(b) of the Code were 9.5%.

         "Tentative 9.5% U.S. Shareholder" means a Person that, but for adjustments to the voting rights of shares pursuant to Bye-law 52(2)-(4), would be a 9.5% U.S. Shareholder.

         "Attribution Percentage" shall mean, with respect to a Member and a Tentative 9.5% Shareholder, the percentage of the Member's shares that are treated as Controlled Shares of such Tentative 9.5% Shareholder.

         3. Other Adjustments of Voting Power. In addition to the provisions of Bye-law 52(2), any shares shall not carry any right to vote to the extent that the Board of Directors determines, in its sole discretion, that it is necessary that such shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates, provided that no adjustment pursuant to this sentence shall cause any person to become a 9.5% U.S. Shareholder.

         4. Requirement to Provide Information and Notice.

         (a) The Directors shall have the authority to request from any holder of shares, and such holder of shares shall provide, such information as the Directors may reasonably request for the purpose of determining whether any holder's voting rights are to be adjusted. If such holder fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Directors may in their sole discretion determine that such holder's shares shall carry no voting rights in which case such shares shall not carry any voting rights until otherwise determined by the Directors in their absolute discretion.

         (b) Any holder of shares shall give notice to the Company within ten days following the date that such holder acquires actual knowledge that it is a Tentative 9.5% U.S. Shareholder.

         (c) Notwithstanding the foregoing, no Member shall be liable to any other Member or the Company for any losses or damages resulting from such Member's failure to respond to, or submission of incomplete or inaccurate information in response to, a request under paragraph (4)(a) or from such Member's failure to give notice under paragraph (4)(b) of this Bye-law.

         (d) The Board may rely on the information provided by a Member under this Bye-law 52(4) in the satisfaction of its obligations under Bye-law 12(4) and this Bye-law 52.

         (e) The Company shall have no obligation to provide notice to any Member of any adjustment to its voting power that may result from the application of Bye-law 12(4) and/or this Bye-law 52.

9. Bye-Law 53(2) is hereby deleted and the following shall be inserted in lieu thereof:

         "(2) At the discretion of the Board, the Company shall not issue any shares in a manner that the Board believes would cause, by reason of such issuance, the total Common Shares of any Person to equal or exceed nine and five tenths percent 9.5% of the total shares of Common Shares of the Company then issued and outstanding. Notwithstanding the foregoing, the Board in its sole discretion by unanimous consent of all Directors then in office, may waive the applicability of subparagraph (2) of this Bye-law.

         Notwithstanding the foregoing provisions of this Bye-law, the restrictions of this Bye-law 53(2) shall not apply to any issuance of shares to a person acting as an underwriter in the ordinary course of its business, purchasing such shares pursuant to a purchase agreement to which the Company is a party, for resale."

10. Bye-Law 64(2) is hereby deleted and the following shall be inserted in lieu thereof:

         "(2) At the sole discretion of the Board, the Company may decline to register a transfer of shares if the Board has reason to believe that the effect of such transfer would be to increase the number of total Controlled Shares of any Person to nine and five-tenths percent (9.5%) or any higher percentage of the shares of the Company on an Unadjusted Basis."

11. Bye-Laws 98 and 99 are hereby inserted under the caption "CERTAIN SUBSIDIARIES" as follows:

                              "CERTAIN SUBSIDIARIES


         98. Voting of subsidiary shares

             Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general or special meeting of (i) Max Re Ltd., a Bermuda reinsurance company and a subsidiary of the Company, or (ii) any Designated Subsidiary (as defined in Bye-law 99), the Directors shall refer the subject matter of the vote to the Members on a poll and seek authority from the Members for the Company's corporate representative or proxy to vote in favour of the resolution proposed by Max Re and/or such Designated Subsidiary. The Directors shall cause the Company's corporate representative or proxy to vote the Company's shares in Max Re Ltd. and/or such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company's corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by Max Re Ltd. and/or such Designated Subsidiary. All votes referred to the Company's Members pursuant to this Bye-law 98 shall be subject to the voting power restrictions of Bye-laws 12(4) and 52.

         99. Bye-laws or Articles of Association of certain subsidiaries

             The Board shall require that the Bye-laws of Max Re Ltd., and may require that the Bye-laws or Articles of Association of each other subsidiary of the Company organized under the laws of a jurisdiction outside the United States of America that is treated as a corporation for U.S. federal tax purposes and designated by the Board, contain provisions substantially similar to Bye-law 98, herein (any such subsidiary so designated by the Board is referred to herein as a "Designated Subsidiary"). If the Board designates any indirect subsidiary of the Company as a Designated Subsidiary, the Board shall also designate each intermediate subsidiary between such Designated Subsidiary and the Company (other than Max Re) as a Designated Subsidiary hereunder. The Company in its discretion may enter into agreements with each Designated Subsidiary, as reasonably necessary, to effectuate or implement this Bye-law."

                                    Exhibit B

             Proposed Amendments to Bye-Laws of Max Re Capital Ltd.
                          [Alternate Director Proposal]

1. The definition of "Alternate Director" set forth in Bye-Law 1(1)(b) is hereby deleted.

2. The definition of "Director" set forth in Bye-Law 1(1)(j) is hereby deleted and the following shall be inserted in lieu thereof:

         "(j) "Director" means a director of the Company;"

3.  The following language set forth in Bye-Law 8(e) is hereby deleted:

         "(for purposes of paragraph (e) of this Bye-law 8 only, "Director" shall not include Alternate Director)"

4.  Bye-Law 12(6) is hereby deleted.

5. Bye-Law 14 is hereby deleted and the following shall be inserted in lieu thereof:

         "14. Alternate Directors/Observer

             There shall be no Alternate Directors and no Member or Director shall have the right to designate any person to attend meetings of the Board or Board Committees as a non-voting observer."

6. Bye-Law 16(1) is hereby deleted and the following shall be inserted in lieu thereof:

             "(1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director's office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director's successor is elected or appointed or such Director's office is otherwise vacated."

7. Bye-Law 18 is hereby deleted and the following shall be inserted in lieu thereof:

         " 18. Quorum at meetings of the Board
               -------------------------------

              The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person."

8. Bye-Law 20 is hereby deleted and the following shall be inserted in lieu thereof:

         "20.  Unanimous written resolutions

               A resolution in writing signed by all the Directors which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States (but, notwithstanding Bye-law 19(2) hereof, a Director who is not the last Director to sign may sign a resolution in writing even though he or she is in the United States). Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto."

                                    Exhibit C

           Proposed Amendments to the Bye-Laws of Max Re Capital Ltd.
                                [Quorum Proposal]

The reference to "60% of the total issued and outstanding voting shares" in Bye-Law 39 is hereby deleted and replaced with "50% of the total issued and outstanding voting shares".

                                    Exhibit D

           Proposed Amendments to the Bye-Laws of Max Re Capital Ltd.
                          [Bye-Law Amendment Proposal]

Bye-Law 97 is hereby deleted and the following shall be inserted in lieu thereof:

         "97. Alteration of Bye-laws

               No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members."

                                    Exhibit E

           Proposed Amendments to the Bye-Laws of Max Re Capital Ltd.
                            [Bye-Law Update Proposal]

1. The reference to "Shareholders' Agreement" is hereby deleted from the title of Bye-Law 1, "Interpretation; Shareholders' Agreement", to read
"Interpretation".

2. The definition of "Affiliate" is hereby inserted as Bye-Law 1(1)(b) as follows:

               "(b) "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person, provided that no Member of the Company shall be deemed an Affiliate of another Member solely by reason of an investment in the Company. For purposes of this definition, the term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise."

3.  Bye-Law 1(6) is hereby deleted.

4. Bye-Law 8(c) is hereby deleted and the following shall be inserted in lieu thereof:

               "(c) an Audit and Risk Management Committee, which shall, among other things, have direct authority to: (i) appoint the independent Auditors of the Company and the Company's subsidiaries on behalf of the Board, subject to the powers of the Members; (ii) set compensation for, subject to Bye-law 80, and oversee the work of independent Auditors of the Company and the Company's subsidiaries; (iii) adopt procedures for receiving accounting complaints and anonymous submissions from the employees of the Company or the Company's subsidiaries regarding questionable accounting practices; (iv) establish pre-approval procedures for all audit and non-audit services provided by the independent Auditors, or any of their Affiliates, to the Company or the Company's subsidiaries; and (v) establish an internal audit function of the Company and the Company's subsidiaries."

5. The word "officer" is hereby inserted in Bye-Law 9 so that, after such insertion, Bye-Law 9 shall read as follows:

         "The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties."

6. The reference to "Form "B"" in Bye-Law 59(1) is hereby deleted and replaced with "Form "A"".

7. The reference to "Form "C"" in Bye-Law 63(1) is hereby deleted and replaced with "Form "B"".

8. References to "affiliate" set forth in Bye-Laws 89 and 90 are hereby deleted and replaced with "Affiliate".

9. Schedule - Form A is hereby deleted, Schedule - Form B shall be renumbered as Schedule Form - A, Schedule - Form C shall be renumbered as Schedule -
Form B, Schedule - Form D shall be renumbered as Schedule - Form C and all references to "19" in such schedules shall be changed to "20".

                                                                PRELIMINARY COPY

                                    Exhibit F

                  Amended and Restated Bye-Laws of the Company

                          AMENDED AND RESTATED BYE-LAWS

                                       of

                               Max Re Capital Ltd.

                                TABLE OF CONTENTS

                                                                                        Page No.
INTERPRETATION .....................................................................         1

  1.   Interpretation ..............................................................         1

BOARD OF DIRECTORS .................................................................         5

  2.   Board of Directors ..........................................................         5
  3.   Management of the Company ...................................................         5
  4.   Power to appoint managing director or chief executive officer ...............         5
  5.   Power to appoint manager ....................................................         5
  6.   Power to authorise specific actions .........................................         5
  7.   Power to appoint attorney ...................................................         5
  8.   Power to delegate to a committee ............................................         6
  9.   Power to appoint and dismiss employees ......................................         7
  10.  Power to borrow and charge property .........................................         7
  11.  Exercise of power to purchase shares of or discontinue the Company ..........         7
  12.  Election of Directors .......................................................         8
  13.  Defects in appointment of Directors .........................................        10
  14.  Alternate Directors/Observer ................................................        10
  15.  Removal of Directors ........................................................        10
  16.  Other Vacancies on the Board ................................................        10
  17.  Notice of meetings of the Board .............................................        11
  18.  Quorum at meetings of the Board .............................................        11
  19.  Meetings of the Board .......................................................        11
  20.  Unanimous written resolutions ...............................................        12
  21.  Contracts and disclosure of Directors' interests ............................        12
  22.  Remuneration of Directors ...................................................        12
  23.  Other interests of Directors ................................................        13

OFFICERS ...........................................................................        13

  24.  Officers of the Company .....................................................        13
  25.  Appointment of Officers .....................................................        13
  26.  Remuneration of Officers ....................................................        13
  27.  Duties of Officers ..........................................................        14
  28.  Chairman of meetings ........................................................        14
  29.  Register of Directors and Officers ..........................................        14

MINUTES ............................................................................        14

  30.  Obligations of Board to keep minutes ........................................        14

                                       i

                                                                                        Page No.
INDEMNITY ..........................................................................        14

  31.  Indemnification of Directors and Officers of the Company ....................        14
  32.  Waiver of claim by Member ...................................................        16

MEETINGS ...........................................................................        16

  33.  Notice of annual general meeting ............................................        16
  34.  Notice of special general meeting ...........................................        16
  35.  Accidental omission of notice of general meeting; Business to be conducted ..        16
  36.  Meeting called on requisition of Members ....................................        17
  37.  Short notice ................................................................        17
  38.  Postponement of meetings ....................................................        17
  39.  Quorum for general meeting ..................................................        17
  40.  Adjournment of meetings .....................................................        18
  41.  Attendance at meetings ......................................................        18
  42.  Written resolutions .........................................................        18
  43.  Attendance of Directors .....................................................        19
  44.  Voting at meetings ..........................................................        19
  45.  Voting on show of hands .....................................................        19
  46.  Decision of chairman ........................................................        19
  47.  Demand for a poll ...........................................................        20
  48.  Seniority of joint holders voting ...........................................        21
  49.  Instrument of proxy .........................................................        21
  50.  Representation of corporations at meetings ..................................        22

SHARE CAPITAL AND SHARES ...........................................................        22

  51.  Rights of shares ............................................................        22
  52.  Limitation on voting rights of Controlled Shares ............................        24
  53.  Power to issue shares .......................................................        27
  54.  Variation of rights and alteration of share capital .........................        28
  55.  Registered holder of shares .................................................        28
  56.  Death of a joint holder .....................................................        29
  57.  Share certificates ..........................................................        29
  58.  Calls on shares .............................................................        29
  59.  Forfeiture of shares ........................................................        29

REGISTER OF MEMBERS ................................................................        30

  60.  Contents of Register of Members .............................................        30
  61.  Inspection of Register of Members ...........................................        30
  62.  Determination of record dates ...............................................        30

TRANSFER OF SHARES .................................................................        30

  63.  Instrument of transfer ......................................................        30

                                                                        Page No.
  64.   Restriction on transfer .......................................    31
  65.   Transfers by joint holders ....................................    32
  66.   Lien on shares ................................................    32

TRANSMISSION OF SHARES ................................................    33

  67.   Representative of deceased Member .............................    33
  68.   Registration on death or bankruptcy ...........................    33

DIVIDENDS AND OTHER DISTRIBUTIONS .....................................    33

  69.   Declaration of dividends by the Board .........................    33
  70.   Other distributions ...........................................    34
  71.   Reserve fund ..................................................    34
  72.   Deduction of amounts due to the Company .......................    34
  73.   Unclaimed dividends ...........................................    34
  74.   Interest on dividend ..........................................    34

CAPITALIZATION ........................................................    34

  75.   Issue of bonus shares .........................................    34

ACCOUNTS AND FINANCIAL STATEMENTS .....................................    35

  76.   Records of account ............................................    35
  77.   Financial year end ............................................    35
  78.   Financial statements ..........................................    35

AUDIT .................................................................    35

  79.   Appointment of Auditor ........................................    35
  80.   Remuneration of Auditor .......................................    35
  81.   Vacation of office of Auditor .................................    36
  82.   Access to books of the Company ................................    36
  83.   Report of the Auditor .........................................    36

NOTICES ...............................................................    36

  84.   Notices to Members of the Company .............................    36
  85.   Notices to joint Members ......................................    36
  86.   Service and delivery of notice ................................    37

SEAL OF THE COMPANY ...................................................    37

  87.   The seal ......................................................    37
  88.   Manner in which seal is to be affixed .........................    37

BENEFITS, PENSIONS AND INSURANCE ......................................    37

                                                                            Page No.
  89.   Benefits ..........................................................    37
  90.   Insurance .........................................................    37
  91.   Limitation on Accountability ......................................    38

UNTRACED MEMBERS ..........................................................    38

  92.   Sale of Shares ....................................................    38
  93.   Instrument of Transfer ............................................    39
  94.   Proceeds of Sale ..................................................    39

WINDING UP ................................................................    39

  95.   Determination to liquidate ........................................    39
  96.   Winding up/distribution by liquidator .............................    39

ALTERATION OF BYE-LAWS ....................................................    40

  97.   Alteration of Bye-laws ............................................    40

CERTAIN SUBSIDIARIES ......................................................    40

  98.   Voting of subsidiary shares .......................................    40
  99.   Bye-Laws or Articles of Association of certain subsidiaries .......    40


                                 INTERPRETATION

1.   Interpretation

     (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

          (a) "Act" means the Companies Act 1981 as amended and replaced from time to time;

          (b) "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person, provided that no Member of the Company shall be deemed an Affiliate of another Member solely by reason of an investment in the Company. For purposes of this definition, the term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise.

          (c)  "Auditor" includes any individual or partnership;

          (d) "Board" means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

          (e) "Business Day" means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorised or obligated by law or executive or other order to close;

          (f) "Cause" means shall mean (i) habitual drug or alcohol use which impairs the ability of the Director to perform his/her duties hereunder; (ii) Director's conviction by a court of competent jurisdiction, or a pleading of "no contest" or guilty to a felony or the equivalent if outside the United States;
(iii) Director's engaging in fraud, embezzlement or any other illegal conduct with respect to the Company which acts are materially harmful to, either financially, or to the business reputation of, the Company; (iv) Director's wilful failure or refusal to perform his duties as a director, or (vi) the Director otherwise breaches any material written Company policy regarding the conduct of its directors and such breach results in material economic or reputational harm to the Company.

          (g) "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, or any federal statute from time to time in effect that has replaced such statute, and any reference in these Bye-laws to a provision of the Code or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a federal law, or any federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;

          (h) "Common Shares" means the common shares of the Company, initially having a par value of US$1.00 per share, and includes a fraction of a Common Share;

          (i) "Company" means the company for which these Bye-laws are approved and confirmed;

          (j)  "Director" means a director of the Company;

          (k)  "Dividend" includes a bonus or capitalisation issue of shares;

          (l) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time, or any federal statute from time to time in effect that has replaced such statute, and any reference in these Bye-laws to a provision of the Exchange Act or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a federal law, or any federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;

          (m) "Fair Market Value" means, with respect to a repurchase of any shares of the Company in accordance with these Bye-laws, (i) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws or (ii) if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent nationally recognised investment banking firm chosen by the Board and reasonably satisfactory to the Member whose shares are to be so repurchased by the Company, provided that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (i) shall not include any discount relating to the absence of a public trading market for, or any transfer restrictions on, such shares, and (ii) such calculation shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be;

          (n) "general meeting," "general meeting of the Company," "Special general meeting" and "special general meeting of the Company" each means a meeting of the Members of the Company having the right to attend and vote thereat;

          (o) "Member" means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

          (p) "Notice" means written notice as further defined in these Bye-laws unless otherwise specifically stated;

         (q) "Officer" means any Person appointed by the Board to hold an office in the Company;

         (r) "Person" means any individual, company, corporation, firm, partnership, trust or any other business, enterprise, entity or person, whether or not recognised as constituting a separate legal entity;

         (s) "Preferred Shares" means the preferred shares of the Company and includes a fraction of a Preferred Share;

         (t) "Register of Directors and Officers" means the Register of Directors and Officers referred to in these Bye-laws;

         (u) "Register of Members" means the Register of Members referred to in these Bye-laws;

         (v) "Resident Representative" means any Person appointed to act as resident representative and includes any deputy or assistant resident representative;

         (w) "Secretary" means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary;

         (x) "Securities Act" means the United States Securities Act of 1933, as amended from time to time, or any federal statute from time to time in effect which has replaced such statute, and any reference in these Bye-laws to a provision of the Securities Act or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a federal law, or any federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;

         (y) "share" means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

         (z) "Subsidiary", with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding Voting Shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

         (aa) "Unadjusted Basis", when used with respect to the aggregate voting rights held by any Member, refers to the determination of such rights without reference to the provisions relating to the adjustment of voting rights contained in Bye-law 52;

         (bb) "United States" and "U.S." each means the United States of America and any territory and political subdivision thereof;

         (cc) "U.S. Person" means a "United States Person" as defined in Section 7701(a)(30) of the Code;

         (dd) "Voting Share" of any Person means any share in such Person conferring voting rights on the holder thereof (other than such voting rights as would exist solely in relation to a proposal to alter or vary the rights attaching to such shares solely upon the future occurrence of a contingency or voting rights attaching solely by virtue of the provisions of the Act).

     (2) In these Bye-laws, where not inconsistent with the context:

         (a) words denoting the plural number include the singular number and vice versa;

         (b)  words denoting the masculine gender include the feminine gender;

         (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

         (d)  the word:

              (i)  "may" shall be construed as permissive;
              (ii) "shall" shall be construed as imperative; and

         (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

     (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

     (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

     (5) In these Bye-laws, (i) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (ii) the word "Board" in the context of the exercise of any power contained in these Bye-laws includes any committee consisting of one or more individuals appointed by the Board, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Bye-laws, (iii) no power of delegation shall be limited by the existence of any other power of delegation and (iv) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under Bye-laws or under another delegation of the powers.

                               BOARD OF DIRECTORS

2.   Board of Directors

     The business of the Company shall be managed and conducted by the Board.

3.   Management of the Company

     (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting and the business and affairs of the Company shall be so controlled by the Board. The Board also may present any petition and make any application in connection with the winding up or liquidation of the Company.

     (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

     (3) The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

4.   Power to appoint managing director or chief executive officer

     The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.   Power to appoint manager

     The Board may appoint a Person or a body of Persons to act as manager of the Company's day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.   Power to authorise specific actions

     The Board may from time to time and at any time authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument in the name and on behalf of the Company.

7.   Power to appoint attorney

     The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period (or for unspecified length of time) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company.

8.   Power to delegate to a committee

     The Board may delegate any of its powers to a committee appointed by the Board (and the Board may appoint alternative committee members or authorise the committee members to appoint their own alternates), which may consist partly or entirely of non-Directors. Without limiting the foregoing, such committees may include:

         (a) an Executive Committee, which shall have all of the powers of the Board between meetings of the Board;

         (b) a Finance Committee, which shall, among other things, establish, review and monitor the investment policies of the Company and the Company's Subsidiaries or other companies associated with the Company, review investment decisions and review and monitor any provider of investment services;

         (c) an Audit and Risk Management Committee, which shall, among other things, have direct authority to: (i) appoint the independent Auditors of the Company and the Company's subsidiaries on behalf of the Board, subject to the powers of the Members; (ii) set compensation for, subject to Bye-law 80, and oversee the work of independent Auditors of the Company and the Company's subsidiaries; (iii) adopt procedures for receiving accounting complaints and anonymous submissions from the employees of the Company or the Company's subsidiaries regarding questionable accounting practices; (iv) establish pre-approval procedures for all audit and non-audit services provided by the independent Auditors, or any of their Affiliates, to the Company or the Company's subsidiaries; and (v) establish an internal audit function of the Company and the Company's subsidiaries.

         (d) a Compensation Committee, which shall, among other things, establish and review the compensation policies and procedures of the Company and the Company's Subsidiaries or other companies associated with the Company and make recommendations to the Board with respect to compensation of Officers;

         (e) a Nominating Committee, which shall, among other things, propose to the Members or to continuing Directors, before any election of Directors by Members or the filling of any vacancy by the Board, a slate of director candidates equal in number to the vacancies to be filled;

         (f) an Investment Committee, which shall, among other things, review the opening of bank accounts for the Company, agree investment funding agreements and enter into any loan or borrowing arrangements with certain financial institutions as they see fit; and

         (g) an Underwriting Committee, which shall, among other things, establish, review and monitor the underwriting policies of the Company's Subsidiaries or other companies associated with the Company, review underwriting decisions, monitor any appointed underwriting services provider, advise the Board with respect to actuarial services, review actuarial decisions, monitor any provider of actuarial services and otherwise monitor the risks insured or reinsured by the Company's Subsidiaries or other companies associated with the Company.

     All Board committees shall conform to such directions as the Board shall impose on them; provided, that each member shall have one vote, and each committee shall have the right as it deems appropriate to retain outside advisors and experts. Each committee may adopt rules for the conduct of its affairs, including rules governing the adoption of resolutions by unanimous written consent, and the place, time, and notice of meetings, as shall be advisable and as shall not be inconsistent with these Bye-laws regarding Board meetings or with any applicable resolution adopted by the Board. Notwithstanding the foregoing, no committee may hold a meeting within the United States. Each committee shall cause minutes to be made of all meetings of such committee and of the attendance thereat and shall cause such minutes and copies of resolutions adopted by unanimous consent to be promptly inscribed or incorporated by the Secretary in the minute book.

9.   Power to appoint and dismiss employees

     The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.  Power to borrow and charge property

     The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.  Exercise of power to purchase shares of or discontinue the Company

     (1) Purchase of Common Shares

         (a) The Company shall have the power to purchase its shares. The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act. Subject to Section 42A of the Act, if the Board in its absolute and unfettered discretion, on behalf of the Company, determines that ownership of shares of the Company by any Person may result in adverse tax, regulatory or legal consequences to the Company, any of its Subsidiaries or any of the Members, the Company will have the option, but not the obligation, to purchase all or part of the shares of the Company held by such Person (to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences) for immediately available funds in an amount equal to the Fair Market Value of such shares on the date the Company sends the Repurchase Notice referred to below (the "Repurchase Price"); provided, that the Board will use reasonable efforts to exercise this option equally among similarly situated Persons (to the extent possible under the circumstances). In that event, the Company will also be entitled to assign its purchase right to a third party or parties including one or more of the other Persons, with the consent of such assignee. Each Person shall be bound by the determination by the Company to purchase or assign its right to purchase such Person's shares and, if so required by the Company, shall sell the number of shares of the Company that the Company requires it to sell.

         (b) In the event that the Company or its assignee(s) determines to purchase any such shares, the Company shall provide each Person concerned with written notice of such determination (a "Repurchase Notice") at least seven (7) calendar days prior to such purchase or such shorter period as each such Person may authorise, specifying the date on which any such shares are to be purchased and the Repurchase Price. The Company may revoke the Repurchase Notice at any time before it (or its assignee(s)) pays for the shares. Neither the Company nor its assignee(s) shall be obliged to give general notice to the Members of any intention to purchase or the conclusion of any purchase of shares of the Company. Payment of the Repurchase Price by the Company or its assignee(s) shall be by wire transfer or certified check and made at a closing to be held no less than seven (7) calendar days, unless such Person agrees to a shorter period, after receipt of the Repurchase Notice by the Member.

     (2) Power to Discontinue the Company

     The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

     (3) Restrictions on repurchases and exchanges

     If the Company redeems, purchases or exchanges shares pursuant to this Bye-law 11, it shall do so only in a manner that the Board believes would not result, upon consummation of such redemption or purchase, in the number of total Common Shares of any Person, as a percentage of the shares of the Company, increasing to 9.5% or more on an Unadjusted Basis. Notwithstanding the foregoing, the Board, in its sole discretion and by unanimous consent of all of the Directors then in office, may waive the applicability of subparagraph (3) of this Bye-law.

12.  Election of Directors

     (1) The Board shall consist of at least six (6) and no more than twenty-one
(21) Directors, the exact number to be determined from time to time by resolution adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the Directors then in office; provided, however, that if no such resolution shall be in effect the number of Directors shall be eleven (11) Directors. Any increase in the size of the Board pursuant to this Bye-law 12(1) shall be deemed to be a vacancy and may be filled in accordance with Bye-law 16 hereof. Directors shall be elected, except in the case of a vacancy (as provided for in Bye-law 15 or 16, as the case may be), by the Members in the manner set forth in paragraph (2) of this Bye-law 12 at an annual general meeting or any special general meeting called for the purpose and who shall hold office for the term set forth in paragraph (3) of this Bye-law 12.

     (2) Subject to the terms of any class or series of shares issued by the Company, no Person other than a Director retiring at the meeting shall, unless recommended by the Board or a committee thereof for election, be eligible for election as a Director at any general meeting unless not less than 120 days before the date appointed for the meeting there shall have been lodged at the Company notice in writing signed by Members holding at least 70% of the issued and outstanding shares entitled to vote at the meeting for which such notice is given of their intention to propose such person for election and also notice in writing signed by the person to be proposed of his or her willingness to be elected. Each such notice shall also include (i) the names and addresses, as they appear in the Register of Members, of the Members who intend to make the nomination and of the person or persons to be nominated, (ii) a representation that the Members are holders of record of shares entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) the class and number of shares which are beneficially owned by the Members, (iv) a description of all arrangements or understandings between the Members and each nominee and any other person or persons nominations are to be made by the Members and (v) such other information regarding each nominee proposed by such Members as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act, whether or not the Company is then subject to such regulation.

     (3) At the first annual general meeting following the adoption of these Bye-laws, the Board shall be divided into three classes of Directors, namely Class 1, Class 2 and Class 3, each class to have approximately the same number of Directors as determined by the Board or any Nominating Committee of the Board. The initial term of the Class 1 Directors shall expire at the second annual general meeting following the adoption of these Bye-laws. The initial term of the Class 2 Directors shall expire at the third annual general meeting following the adoption of these Bye-laws. The initial term of the Class 3 Directors shall expire at the fourth annual general meeting following adoption of these Bye-laws. Following their initial terms, all classes of Directors shall be elected to three-year terms. Each Director shall serve until the expiration of such Director's term or until such Director's successor shall have been duly elected or appointed or until such Director's office is otherwise vacated.

     (4) No Member of the Company shall be permitted to vote any shares for or against Directors of the Company or directors of any subsidiary of the Company that is treated as a corporation for U.S. federal tax purposes if the vote of such shares would cause any Person to be a 9.5% U.S. Shareholder (as defined in Bye-law 52) of the Company or such subsidiary. All votes referred to the Company's Members pursuant to Bye-law 98 shall be subject to this Bye-law 12(4).

     (5) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Shares issued by the Company shall have the right, voting separately by class or series, to elect Directors at an annual or special general meeting, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Board resolution creating such classes or series of Preferred Shares, and such Directors so elected shall not be divided into classes pursuant to this Bye-law 12 unless expressly provided by such terms.

13.  Defects in appointment of Directors

     All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.  Alternate Directors/Observer

     There shall be no Alternate Directors and no Member or Director shall have the right to designate any person to attend meetings of the Board or Board Committees as a non-voting observer.

15.  Removal of Directors

     (1) Subject to any provision to the contrary in these Bye-laws, Members holding a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on a resolution to remove a or such Director may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director's removal. A Director may only be removed pursuant to this Bye-law 15 for Cause.

     (2) A vacancy on the Board created by the removal of a Director under the provisions of subparagraph (1) of this Bye-law may be filled by the Members holding at least 70% of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on such resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director's successor is elected or appointed or such Director's office is otherwise vacated.

16.  Other Vacancies on the Board

     (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director's office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director's successor is elected or appointed or such Director's office is otherwise vacated.

     (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may, notwithstanding that the number of Directors is below the number fixed by or in accordance with these Bye-laws as the quorum or that there is only one continuing Director, act for the purpose of

(i) filling vacancies on the Board, (ii) summoning a general meeting of the Company or circulating a proposed written resolution of the Members or (iii) preserving the assets of the Company.

     (3)  The office of Director shall be deemed to be vacated if the Director:

         (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

         (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

         (c) is or becomes of unsound mind or dies;

         (d) resigns his or her office by notice in writing to the Company.

17.  Notice of meetings of the Board

     (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board must be provided at least five (5) days in advance of such meeting, and must state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting unless the Directors unanimously agree to waive notice of such meeting. Notwithstanding the foregoing, shorter notice shall be valid if it is reasonable under the circumstances.

     (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, cable, telex, telecopier, electronic mail, facsimile or other mode of representing words in a visible form at such Director's last known address or any other address given by such Director to the Company for this purpose.

18.  Quorum at meetings of the Board

     The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person.

19.  Meetings of the Board

     (1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

     (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, however, that no Director may participate in any meeting of the Board while physically present in the United States.

     (3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.  Unanimous written resolutions

     A resolution in writing signed by all the Directors which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States (but, notwithstanding Bye-law 19(2) hereof, a Director who is not the last Director to sign may sign a resolution in writing even though he or she is in the United States). Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

21.  Contracts and disclosure of Directors' interests

     (1) Any Director, or any Person associated, related or affiliated with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided that nothing herein contained shall authorise a Director or Director's firm, partner or such company to act as Auditor of the Company.

     (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

     (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.  Remuneration of Directors

     (1) The remuneration and benefits (if any) of the Directors, including without limitation, participation in any share option or incentive plan and loans (with the general or specific consent required by Section 96 of the Act) in connection therewith, shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

     (2) A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

     (3) The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

23.  Other interests of Directors

     A Director may be or become a director or other officer of or otherwise interested in any company or Person promoted by the Company or in which the Company may be interested as member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other company or Person. The Board may also cause the voting power conferred by the shares in any other company or Person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company or Person, or voting or providing for the payment of remuneration to the directors or officers of such other company or Person.

                                    OFFICERS

24.  Officers of the Company

     The Officers of the Company shall consist of a President and a Vice President or a Chairman and a Deputy Chairman, a Secretary and such additional Officers, as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws. Subject to compliance with any requirement of the Act, the same individual may hold two (2) or more offices in the Company.

25.  Appointment of Officers

     (1) The Board shall, as soon as possible after the statutory meeting of Members and after each annual general meeting, appoint a President and a Vice President or a Chairman and a Deputy Chairman who shall be Directors.

     (2) The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

26.  Remuneration of Officers

     The Officers shall receive such remuneration and benefits, including, without limitation, participation in any share option or incentive plan and loans (with the general or specific consent required by Section 96 of the Act) in connection therewith as the Board may from time to time determine.

27.  Duties of Officers

     The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.  Chairman of meetings

     Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and, if not, the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.  Register of Directors and Officers

     The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

                                     MINUTES

30.  Obligations of Board to keep minutes

     (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

         (a)  of all elections and appointments of Officers;

         (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

         (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

     (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

                                    INDEMNITY

31.  Indemnification of Directors and Officers of the Company

     (1) The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 31 and 32, any person appointed to any committee by the Board) and employees and agents of the Company who has acted or is acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, provided, that, this indemnity shall not extend to any matter prohibited by the Act.

     (2) Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraph (1) of this Bye-law 31. Such determination shall be made (i) by the Board by a majority vote of disinterested Directors or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (iii) by the Members. The Company may purchase and maintain insurance to protect itself and any Director, Officer or other Person entitled to indemnification pursuant to this Bye-law 31, to the fullest extent permitted by law.

     (3) Expenses (including, without limitation, attorneys' fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to paragraph (a) of this Bye-law 31 shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall be ultimately determined that such Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (i) a majority vote of Directors who were not parties to such action, suit or proceeding or
(ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this paragraph (c) of this Bye-law 31. Such expenses (including attorneys' fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

     (4) The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     (5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

     (6) No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.  Waiver of claim by Member

     The Company and each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company, provided, that, such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

                                    MEETINGS

33.  Notice of annual general meeting

     The annual general meeting of the Company shall be held in each year (including within the first year of incorporation) at such time and place (which shall not be in the United States) as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five (5) days' notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, place (which shall not be in the United States) and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

34.  Notice of special general meeting

     The President or the Chairman or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five
(5) days' notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 which shall state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting.

35.  Accidental omission of notice of general meeting; Business to be conducted

     (1) The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

     (2) Subject to the Act, business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Bye-laws and applicable law shall be conducted at any general meeting, and the chairman of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Bye-laws and applicable law.

36.  Meeting called on requisition of Members

     Subject to the terms of any class or series of shares issued by the Company and notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37.  Short notice

     Subject to the terms of any class or series of shares issued by the Company, a general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

38.  Postponement of meetings

     The Secretary or any Director may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 in accordance with the provisions of these Bye-laws.

39.  Quorum for general meeting

     At any general meeting of the Company two or more persons present in person and representing in person or by proxy in excess of 50% of the total issued and outstanding voting shares in the Company as at the relevant record date determined pursuant to Bye-law 62 throughout the meeting shall form a quorum for the transaction of business, provided, however, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman of the meeting which shall not be treated as part of the business of the meeting.

40.  Adjournment of meetings

     The chairman of a general meeting may, with the consent of 50% of the Members present in person or by proxy at any general meeting whether or not a quorum is present (and shall if so directed), adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws with respect to a special general meeting of the Company.

41.  Attendance at meetings

     Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided, however, that no Member may participate in any general meeting while that Member (or, if any Member is an entity, its representative) is physically present in the United States.

42.  Written resolutions

     (1) Subject to subparagraph (6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution or the record date determined pursuant to Bye-law 62 (if earlier) would be entitled to attend the meeting and vote on the resolution.

     (2) A resolution in writing may be signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or any class thereof, in as many counterparts as may be necessary.

     (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date. Any resolution in writing may be signed within or outside the United States; provided, that the last Member to sign the resolution must sign such resolution outside of the United States.

     (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, provided that no such resolution shall be valid unless the last signature of a Member is offered outside the United States, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

     (5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

     (6) This Bye-law shall not apply to:-

         (a)  a resolution passed pursuant to Section 89(5) of the Act; or

         (b) a resolution passed for the purpose of removing a Director before the expiration of his term of office under these Bye-laws.

43.  Attendance of Directors

     The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.  Voting at meetings

     (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

     (2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

45.  Voting on show of hands

     At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand.

46.  Decision of chairman

     At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47.  Demand for a poll

     (1) Notwithstanding the provisions of the immediately preceding two Bye-laws, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:-

         (a)  the chairman of such meeting; or

         (b)  at least three Members present in person or represented by proxy;
              or

         (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

         (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

     (2) Where, in accordance with the provisions of subparagraph (1) of this Bye-law, a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in subparagraph (4) of this Bye-law or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

     (3) A poll demanded in accordance with the provisions of subparagraph (1) of this Bye-law, for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the Chairman (or acting chairman) may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

     (4) Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. The Board may appoint one or more inspectors to act at any general meeting where a vote is taken by a poll. Each inspector shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his, her or its ability. The inspectors shall determine the number of shares issued and outstanding and the voting power of each, by reference to the Register of Members as at the relevant record date determined pursuant to Bye-law 62, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and examine and count all ballots and determine the results of any vote. The inspector shall also hear and determine challenges and questions arising in connection with the right to vote. No Director or candidate for the office of Director shall act as an inspector. The determination and decision of the inspectors shall be final and binding.

48.  Seniority of joint holders voting

     In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49.  Instrument of proxy

     (1) Every Member entitled to vote has the right to do so either in person or by one or more Persons authorised by a written proxy executed and delivered in accordance with these Bye-laws. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same.

     (2) Any Member may appoint one or more Persons a standing proxy or (if a corporation) a standing representative by depositing at the registered office, or at such place or places as the Board may otherwise specify for the purpose, a proxy or (if a corporation) a written authorisation. Such proxy or authorisation shall be valid for all general meetings and adjournments thereof or, resolutions in writing, as the case may be, until notice of revocation is received at the registered office, or at such place or places as the Board may otherwise specify for the purpose. Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Member is present or in respect to which the Member has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any such standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it. A Person so authorised as a representative of a corporation shall be entitled to exercise the same power on behalf of the grantor of the authority as the grantor could exercise if it were an individual Member and the grantor shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if the Person so authorised is present at the meeting.

     (3) Subject to paragraph (2) of this Bye-law 49, the instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require shall be delivered at the registered office (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith) not less than 24 hours or such other period as the Board may determine, prior to the holding of the relevant meeting or adjourned meeting at which the individual named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution and in default the instrument of proxy shall not be treated as valid.

     (4) Instruments of proxy shall be in any common form or other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy for use at that meeting or in connection with that written resolution. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written resolution or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

     (5) A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided, that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the registered office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written resolution at which the instrument of proxy is used.

     (6) Subject to the Act, the Board may, or the chairman of the relevant meeting may at his or her discretion (with respect to such meeting only) waive any of the provisions of these Bye-laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Member at general meetings or to sign written resolutions.

50.  Representation of corporations at meetings

     A corporation which is a Member may, by written instrument, authorise one or more Persons as it thinks fit to act as its representative at any meeting of the Members and the Person or Persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such Person or Persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a Person so authorised is present at the meeting. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any Person to attend and vote at general meetings on behalf of a corporation which is a Member.

                            SHARE CAPITAL AND SHARES

51.  Rights of shares

     (1) Upon adoption of these Bye-laws, the share capital of the Company shall initially be divided into two classes of shares consisting of (i) 200,000,000 Common Shares, and (ii) 20,000,000 Preferred Shares. The Board may create classes and series of shares and may increase or decrease the number of shares of any class or series as it sees fit. The Board also may, subject to the Act and to any rights attaching to the issued and outstanding shares, cancel, redeem or purchase any shares and shares of any class or series and further terminate any class or series of shares.

     (2) The holders of Common Shares shall be entitled to one vote per Common Share, or in the case of Controlled Shares, if applicable, a fraction of a vote per Controlled Share as determined pursuant to Bye-Law 52. However, the Board may issue non-voting Common Shares which will not entitle the holders thereof to such voting rights. The Common Shares shall entitle the holders thereof, subject to the provisions of these Bye-laws:

          (a) to share equally share for share in dividends (whether payable in cash, property or securities of the Company) as the Board may from time to time declare;

          (b) in the event of a liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of an amalgamation, reorganisation or otherwise or upon any distribution of share capital and surplus, be entitled to share equally and ratably in the assets of the Company, if any, remaining after the payment of all debts and liabilities of the Company and the liquidation preference of any issued and outstanding Preferred Shares; and

          (c) generally be entitled to enjoy all of the rights attaching to shares.

     (3) The Board is authorised, subject to limitations prescribed by law, to issue the Preferred Shares in classes or series, to establish from time to time the number of Preferred Shares to be included in each such class or series, and to fix the designation, powers, preferences redemption provisions, restrictions and rights to the Preferred Shares of each such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of Preferred Shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such Preferred Shares and such Certificate of Designations shall be attached as an exhibit to these Bye-laws, but shall not form part of these Bye-laws, and may be examined by any Member on request. The rights attaching to any Common Share or other share shall be deemed not to be altered by the allotment of any Preferred Share even if such Preferred Share does or will rank in priority for payment of a dividend or in respect of capital or surplus or which confer on the holder thereof voting rights more favourable than those conferred by such Common Share and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

     (4) The authority of the Board with respect to each class or series of Preferred Shares shall include, but not be limited to, determination of the following:

          (a) the number of Preferred Shares constituting that class or series and the distinctive designation of that class or series;

          (b) the rate of dividend, and whether (and if so, on what terms and conditions) dividends shall be cumulative (and if so, whether unpaid dividends shall compound or accrue interest) or shall be payable in preference or in any other relation to the dividends payable on any other class or classes of shares or any other class or series of the Preferred Shares;

          (c) whether that class or series shall have voting rights in addition to the voting rights provided by law and, if so, the terms and extent of such voting rights, provided that if the Preferred Shares shall have voting rights, such Preferred Shares shall be included in the number of Voting Shares of the Company held by any Person for the purposes of Bye-law 52(2) hereof;

          (d)  the par value of such Preferred Shares;

          (e) whether such Preferred Shares may be redeemed and, if so, the terms and conditions on which they may be redeemed (including, without limitation, the dates upon or after which they may be redeemed and the price or prices at which they may be redeemed, which price or prices may be different in different circumstances or at different redemption dates);

          (f) whether such Preferred Shares shall be issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange (including, without limitation the price or prices or the rate or rates of conversion or exchange or any terms for adjustment thereof);

          (g) the amounts, if any, payable upon such Preferred Shares in the event of voluntary liquidation, dissolution or winding up of the Company in preference of shares of any other class or series and whether such Preferred Shares shall be entitled to participate generally in distributions on the Common Shares under such circumstances;

          (h) the amounts, if any, payable upon such Preferred Shares in the event of involuntary liquidation, dissolution or winding up of the Company in preference of shares of any other class or series and whether the Preferred Shares shall be entitled to participate generally in distributions on the Common Shares under such circumstances;

          (i) sinking and fund provisions, if any, for the redemption or purchase of the Preferred Shares (the term "sinking fund" being understood to include any similar fund, however designated); and

          (j) any other relative rights, preferences, limitations and powers of that class or series.

     (5) The rights attaching to any Preferred Shares, or any class or series of Preferred Shares, shall be deemed not to be altered by the allotment of any other class or series of Preferred Shares even if such class or series does or will rank in priority for payment of a dividend or in respect of capital or surplus or which confer on the holder thereof voting rights more favorable than those conferred by such existing Preferred Shares or class or series of Preferred Shares and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

52.  Limitation on voting rights of Controlled Shares.

     General. Subject to the provisions of Bye-laws 12(4) and 52(2)-(4) below, and subject to any rights and restrictions for the time being attached to any class or classes of shares, every Member and every person representing a Member by proxy shall have one vote for each share carrying the right to vote on the matter in question of which he or the person represented by proxy is the holder. Notwithstanding any other provisions of these Bye-laws, all determinations in these Bye-laws that are made by or subject to a vote or approval of Members shall be based upon the voting power of such Members' shares as determined pursuant to Bye-laws 12(4) and 52(2)-(4).

         Adjustment of Voting Power. The voting power of all shares is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that there is no 9.5% U.S. Shareholder. This Bye-law 52(2) shall be applied prior to the application of Bye-law 12(4). The Board of Directors shall implement the foregoing in the manner provided herein.

         The Board shall from time to time, including prior to any time at which a vote of Members is taken, take all reasonable steps necessary to ascertain through communications with Members or otherwise, whether there exists, or will exist at the time any vote of Members is taken, a Tentative 9.5% U.S. Shareholder.

         In the event that a Tentative 9.5% U.S. Shareholder exists, the aggregate votes conferred by shares held by a Member and treated as Controlled Shares of that Tentative 9.5% U.S. Shareholder shall be reduced to the extent necessary such that the Controlled Shares of the Tentative 9.5% U.S. Shareholder will constitute less than 9.5% of the voting power of all shares. In applying the previous sentence where shares held by more than one Member are treated as Controlled Shares of such Tentative 9.5% U.S. Shareholder, the reduction in votes shall apply to such Members in descending order according to their respective Attribution Percentages, provided that, in the event of a tie, the reduction shall apply first to the Member whose shares are Controlled Shares of the Tentative 9.5% U.S. Shareholder by virtue of the Tentative 9.5% U.S. Shareholder's economic interest in (as opposed to voting control with respect to) such shares. The votes of Members owning no shares treated as Controlled Shares of any Tentative 9.5% U.S. Shareholder shall, in the aggregate, be increased by the same number of votes subject to reduction as described above. Such increase shall apply to all such Members in proportion to their voting power at that time, provided that such increase shall be limited to the extent necessary to avoid causing any person to be a 9.5% U.S. Shareholder. The adjustments of voting power described in this Bye-law shall apply repeatedly until there would be no 9.5% U.S. Shareholder. The Board of Directors may deviate from any of the principles described in this Bye-law and determine that shares held by a Member shall carry different voting rights as it determines appropriate (1) to avoid the existence of any 9.5% U.S. Shareholder or (2) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates. For the avoidance of doubt, in applying the provisions of Bye-laws 12(4) and 52(2)-(4), a share may carry a fraction of a vote.

     "Controlled Shares" in reference to any Person means all Common Shares of the Company directly, indirectly or constructively owned by such Person as determined pursuant to Section 958 of the Code. Solely for purposes of this Bye-law 52, when determining the number of Controlled Shares of a Person who is a member of a Group (as defined below), all of the Controlled Shares of each other member of such Group (other than any Controlled Shares otherwise owned by such Person pursuant to Section 958 of the Code), shall be treated as Controlled Shares of such Person. For purposes of these Bye-laws, the Groups shall be: (x) any group of Members who are U.S. Persons if the members of such group notify the Company in writing at least 10 days prior to a vote or approval of the Members that such group irrevocably elects to be treated as a Group; and (y) Moore Holdings, LLC, Moore Global Investments, Ltd. and Remington Investment Strategies L.P.; it being understood that the designation of a Group under the foregoing clauses (x) or (y) shall not prohibit the Company or the Board of Directors from taking any action required or permitted under these Bye-laws.

     "9.5% U.S. Shareholder" means a "United States person" as defined in the Code (a "U.S. Person") whose Controlled Shares constitute nine and one-half percent (9.5%) or more of the voting power of all shares of the Company and who would be generally required to recognize income with respect to the Company under Section 951(a)(1) of the Code, if the Company were a controlled foreign corporation as defined in Section 957 of the Code and if the ownership threshold under Section 951(b) of the Code were 9.5%.

     "Tentative 9.5% U.S. Shareholder" means a Person that, but for adjustments to the voting rights of shares pursuant to Bye-law 52(2)-(4), would be a 9.5% U.S. Shareholder.

     "Attribution Percentage" shall mean, with respect to a Member and a Tentative 9.5% Shareholder, the percentage of the Member's shares that are treated as Controlled Shares of such Tentative 9.5% Shareholder.

     Other Adjustments of Voting Power. In addition to the provisions of Bye-law 52(2), any shares shall not carry any right to vote to the extent that the Board of Directors determines, in its sole discretion, that it is necessary that such shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates, provided that no adjustment pursuant to this sentence shall cause any person to become a 9.5% U.S. Shareholder.

     Requirement to Provide Information and Notice.

          (a) The Directors shall have the authority to request from any holder of shares, and such holder of shares shall provide, such information as the Directors may reasonably request for the purpose of determining whether any holder's voting rights are to be adjusted. If such holder fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Directors may in their sole discretion determine that such holder's shares shall carry no voting rights in which case such shares shall not carry any voting rights until otherwise determined by the Directors in their absolute discretion.

          (b) Any holder of shares shall give notice to the Company within ten days following the date that such holder acquires actual knowledge that it is a Tentative 9.5% U.S. Shareholder.

          (c) Notwithstanding the foregoing, no Member shall be liable to any other Member or the Company for any losses or damages resulting from such Member's failure to respond to, or submission of incomplete or inaccurate information in response to, a request under paragraph (4)(a) or from such Member's failure to give notice under paragraph (4)(b) of this Bye-law.

          (d) The Board may rely on the information provided by a Member under this Bye-law 52(4) in the satisfaction of its obligations under Bye-law 12(4) and this Bye-law 52.

          (e) The Company shall have no obligation to provide notice to any Member of any adjustment to its voting power that may result from the application of Bye-law 12(4) and/or this Bye-law 52.

53.  Power to issue shares

     (1) Subject to the provisions of these Bye-laws and to any rights attaching to issued and outstanding shares, the unissued shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issuance of shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine (including, without limitation, such preferred or other special rights or restrictions with respect to dividend, voting, liquidation or other rights of the shares as may be determined by the Board). The Board may issue shares as a new or existing class or series of shares.

     (2) At the discretion of the Board, the Company shall not issue any shares in a manner that the Board believes would cause, by reason of such issuance, the total Common Shares of any Person to equal or exceed nine and five tenths percent (9.5%) of the total shares of Common Shares of the Company then issued and outstanding. Notwithstanding the foregoing, the Board in its sole discretion by unanimous consent of all Directors then in office, may waive the applicability of subparagraph (2) of this Bye-law.

     Notwithstanding the foregoing provisions of this Bye-law, the restrictions of this Bye-law 53(2) shall not apply to any issuance of shares to a person acting as an underwriter in the ordinary course of its business, purchasing such shares pursuant to a purchase agreement to which the Company is a party, for resale.

     (3) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

     (4) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any Person of or for any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted pursuant to Sections 39A, 39B, and 39C of the Act.

     (5) The Company may from time to time do any one or more of the following things:

               (i) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

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

               (ii) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up;

               (iii) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

               (iv) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

54.  Variation of rights and alteration of share capital

     (1) While the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

     (2) The Company may from time to time by resolution of the Company in general meeting alter the conditions of its Memorandum of Association by all or any of those actions listed in Section 45(1) of the Act and accordingly may change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

55.  Registered holder of shares

     (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

     (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

56.  Death of a joint holder

     Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

57.  Share certificates

     (1) Every Member shall be entitled to a share certificate under the seal of the Company (or a facsimile or representation thereof as the Board may determine) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means. Notwithstanding the foregoing and the provisions of Bye-law 88 (Manner in which seal is affixed), the Board may determine that a share certificate need not be signed on behalf of the Company.

     (2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

     (3) If any such certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate it sees fit.

58.  Calls on shares

     The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies unpaid on the shares allotted to or held by such Members.

59.  Forfeiture of shares

     (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice in the form, or as near thereto as circumstances admit, of Form "A" in the Schedule hereto.

     (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

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

     (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

                               REGISTER OF MEMBERS

60.  Contents of Register of Members

     The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

61.  Inspection of Register of Members

     (1) The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

     (2) Subject to the provisions of the Act, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers and the contents thereof.

62.  Determination of record dates

     Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

          (a)  determining the Members entitled to receive any dividend;

          (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company (and the Board may determine a different record date for any adjournment or postponement thereof);

          (c) determining the Members entitled to execute a resolution in writing; and

          (d) determining the number of issued and outstanding shares for or in connection with any purpose.

                               TRANSFER OF SHARES

63.  Instrument of transfer

     (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form "B" in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

     (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

64.  Restriction on transfer

     (1) Subject to the Act, this Bye-law 64 and such other of the restrictions contained in these Bye-laws and elsewhere as may be applicable, and except, in the case of any shares other than the Common Shares, as may otherwise be provided by the terms of issuance thereof, any Member may sell, assign, transfer or otherwise dispose of shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Directors shall procure the timely registration of the same. If the Directors refuse to register a transfer for any reason they shall notify the proposed transferor and transferee within thirty days of such refusal.

     (2) At the sole discretion of the Board, the Company may decline to register a transfer of shares if the Board has reason to believe that the effect of such transfer would be to increase the number of total Controlled Shares of any Person to nine and five-tenths percent (9.5%) or any higher percentage of the shares of the Company on an Unadjusted Basis.

     (3) The Board may, in its absolute and unfettered discretion, decline to register the transfer of any shares if the Board has reason to believe (i) that such transfer may expose the Company, any subsidiary thereof, any Member or any Person ceding insurance to the Company or any such Subsidiary to adverse tax or regulatory treatment in any jurisdiction or (ii) that registration of such transfer under the Securities Act or under any blue sky or other United States state securities laws or under the laws of any other jurisdiction is required and such registration has not been duly effected (provided, however, that in this case (ii) the Board shall be entitled to request and rely on an opinion of counsel to the transferor or the transferee, in form and substance satisfactory to the Board, that no such approval or consent is required and no such violation would occur, and the Board shall not be obligated to register any transfer absent the receipt of such an opinion).

     (4) Without limiting the foregoing, the Board shall decline to approve or register a transfer of shares unless all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained prior to such transfer shall have been obtained.

     (5) The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, however, that such registration shall not be suspended for more than forty-five (45) days in any period of three hundred and sixty five (365) consecutive days.

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

     (6) The Board may require any Member, or any Person proposing to acquire shares, to certify or otherwise provide information in writing as to such matters as the Board may request for the purpose of giving effect to Bye-laws 11(2), 11(3), 52(2), 64(2) and 64(3), including as to such Person's status, its Controlled Shares and other matters of the kind contemplated by Bye-law 52. Such request shall be made by written notice and the certification or other information requested shall be provided to such place and within such period (not less than ten (10) Business Days after such notice is given unless the Board and such Member or proposed acquiror otherwise agree) as the Board may designate in such request. If any Member or proposed acquiror does not respond to any such request by the Board as requested, or if the Board has reason to believe that any certification or other information provided pursuant to any such request is inaccurate or incomplete, the Board may decline to register any transfer or to effect any issuance or purchase of shares to which such request relates.

65.  Transfers by joint holders

     The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

66.  Lien on shares

     (1) The Company shall have a first and paramount lien and charge on all shares (whether fully paid-up or not or whether subject to a condition or contingency) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not or whether subject to a condition or contingency) by such Member or his or her estate, either alone or jointly with any other Person, whether a Member or not, but the Board may at any time declare any share to be wholly or in part exempt from the provisions of this Bye-law. The registration of a transfer of any such share shall operate as a waiver of the Company's lien (if any) thereon. The Company's lien (if any) on a share shall extend to all dividends or other monies payable in respect thereof.

     (2) The Company may sell or purchase, in such manner and on such terms (including price) as the Board think fit, any shares on which the Company has a lien, but no sale or purchase shall be made unless a sum in respect of which the lien exists is then presently payable, nor until the expiration of fourteen days after a notice in writing stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the relevant Member, or the Person, of which the Company has notice, entitled thereto by reason of such Member's death or bankruptcy. Effective upon such sale or purchase, any certificate representing such shares prior to such sale shall become null and void, whether or not it was actually delivered to the Company.

     (3) To give effect to any such sale the Board may authorise some Person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his or her title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

     (4) The proceeds of such sale or purchase shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable and the residue, if any, shall (subject to a like lien for sums not presently payable as existed upon the shares before the sale) be paid to the relevant Member or the Person entitled to the shares at the date of the sale.

                             TRANSMISSION OF SHARES

67.  Representative of deceased Member

     In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

68.  Registration on death or bankruptcy

     Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form "D" in the Schedule hereto. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

69.  Declaration of dividends by the Board

     The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of shares and subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

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

70.  Other distributions

     The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

71.  Reserve fund

     The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special or general purpose.

72.  Deduction of amounts due to the Company

     The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

73.  Unclaimed dividends

     Any dividend or distribution unclaimed for a period of six years from the date of declaration of such dividend or distribution shall be forfeited and shall revert and belong to the Company and the payment by the Board of any unclaimed dividend or distribution, interest or other sum payable on or in respect of the share into a separate account shall not constitute the Company a trustee in respect thereof.

74.  Interest on dividend

     No dividend or distribution shall bear interest against the Company.

                                 CAPITALIZATION

75.  Issue of bonus shares

     (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or funds or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

     (2) The Company may capitalise any sum standing to the credit of a reserve account or fund or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

                        ACCOUNTS AND FINANCIAL STATEMENTS

76.  Records of account

     The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:-

          (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

          (b)   all sales and purchases of goods by the Company; and

          (c)   the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Act or as authorised by the Board.

77.  Financial year end

     The financial year end of the Company may be determined by the Board and failing such resolution shall be 31st December in each year.

78.  Financial statements

     Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

                                      AUDIT

79.  Appointment of Auditor

     Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

80.  Remuneration of Auditor

     The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine.

81.  Vacation of office of Auditor

     If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor's services are required, the Board may fill the vacancy thereby created.

82.  Access to books of the Company

     The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

83.  Report of the Auditor

     (1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

     (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

     (3)  The generally accepted auditing standards referred to in subparagraph
(2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

                                     NOTICES

84.  Notices to Members of the Company

     A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member's address in the Register of Members or to such other address given for the purpose. For the purposes of this Bye-law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible and non-transitory form. If such notice is sent by next-day courier, cable, telex, telecopier, facsimile or electronic-mail, it shall be deemed to have been given the Business Day following the sending thereof and, if by registered mail, three Business Days following the sending thereof.

85.  Notices to joint Members

     Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

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

86.  Service and delivery of notice

     Subject to Bye-law 85 any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

                               SEAL OF THE COMPANY

87.  The seal

     The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use outside Bermuda.

88.  Manner in which seal is to be affixed

     Subject to Bye-law 57 (Share certificates), the seal of the Company shall not be affixed to any instrument except attested by the signature of a Director and the Secretary or any two Directors, or any person appointed by the Board for the purpose, provided that any Director, Officer or Resident Representative, may affix the seal of the Company attested by such Director, Officer or Resident Representative's signature to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such Director, Officer or Resident Representative. Any such signature may be printed or affixed by mechanical means on any share certificate, debenture, stock certificate or other security certificate.

                        BENEFITS, PENSIONS AND INSURANCE

89.  Benefits

     The Board may (by establishment of or maintenance of schemes or otherwise) provide benefits, whether by share options or incentive plans and loans to acquire shares (subject to obtaining any general or specific consent under the provision of Section 96 of the Act), the payment of gratuities or pensions or by insurance or otherwise, for any past or present Director, Officer or employee of the Company or any of its Subsidiaries or Affiliates and for any member of his or her family (including a spouse and a former spouse) or any individual who is or was dependent on him or her, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

90.  Insurance

     Without prejudice to the provisions of Bye-laws 31 and 32, the Board shall have the power to purchase and maintain insurance for or for the benefit of any individuals who are or were at any time Directors, Officers or employees of the Company, or of any of its Subsidiaries or Affiliates, or who are or were at any time trustees of any pension fund in which Directors, Officers or employees of the Company or any such Subsidiary or Affiliate are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such individuals in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, Subsidiary, Affiliate or pension fund.

91.  Limitation on Accountability

     No Director or former Director shall be accountable to the Company or the Members for any remuneration or benefit provided pursuant to Bye-laws 22, 89 or 90 and the receipt of any such benefit shall not disqualify any individual from being or becoming a Director of the Company.

                                UNTRACED MEMBERS

92.  Sale of Shares

     The Company shall be entitled to sell at the best price reasonably obtainable, or if the shares are listed on a stock exchange to purchase at the trading price on the date of purchase, the shares of a Member or the shares to which a Person is entitled by virtue of transmission on death, bankruptcy or otherwise by operation of law; provided, that:

     i. during the period of 12 years prior to the date of the publication of the advertisements referred to in paragraph (b) of this Bye-law 92 (or, if published on different dates, the first thereof) at least three dividends in respect of the shares in question have been declared and all dividends, warrants and checks (cheques) that have been sent in the manner authorised by these Bye-laws in respect of the shares in question have remained uncashed;

     ii. the Company shall as soon as practicable after expiry of the said period of 12 years have inserted advertisements both in a national daily newspaper and in a newspaper circulating in the area of the last known address of such Member or other Person giving notice of its intention to sell or purchase the shares;

     iii. during the said period of 12 years and the period of three months following the publication of the said advertisements the Company shall have received no indication either of the whereabouts or of the existence of such Member or Person; and

     iv. if the shares are listed on a stock exchange, notice shall have been given to the relevant department of such stock exchange of the Company's intention to make such sale or purchase prior to the publication of advertisements.

If during any 12-year period referred to above, further shares have been issued in right of those held at the beginning of such period or of any previously issued during such period and all the other requirements of this Bye-law 92 (other than the requirement that they be in issue for 12 years) have been satisfied in regard to the further shares, the Company may also sell or purchase the further shares.

93.  Instrument of Transfer

     To give effect to any such sale or purchase under Bye-law 92, the Board may authorise some person to execute an instrument of transfer of the shares sold or purchased to, or in accordance with the directions of, the purchaser and an instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. The transferee of any shares sold shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.

94.  Proceeds of Sale

     The net proceeds of sale or purchase of shares pursuant to Bye-law 92 shall belong to the Company which, for the period of six years after the transfer or purchase, shall be obliged to account to the former Member or other Person previously entitled as aforesaid for an amount equal to such proceeds and shall enter the name of such former Member or other Person in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Board from time to time thinks fit. After the said six-year period has passed, the net proceeds of share shall become the property of the Company, absolutely, and any rights of the former Member or other Person previously entitled as aforesaid shall terminate completely.

                                   WINDING UP

95.  Determination to liquidate

     Subject to the Act, the Company may be wound up voluntarily by resolution of the Members. However, the Board shall have the power to present any petition and make any application in connection with the winding up or liquidation of the Company.

96.  Winding up/distribution by liquidator

     If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

                             ALTERATION OF BYE-LAWS

97.  Alteration of Bye-laws

     No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

                              CERTAIN SUBSIDIARIES

98.  Voting of subsidiary shares

     Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general or special meeting of
(i) Max Re Ltd., a Bermuda reinsurance company and a subsidiary of the Company, or (ii) any Designated Subsidiary (as defined in Bye-law 99), the Directors shall refer the subject matter of the vote to the Members on a poll and seek authority from the Members for the Company's corporate representative or proxy to vote in favour of the resolution proposed by Max Re and/or such Designated Subsidiary. The Directors shall cause the Company's corporate representative or proxy to vote the Company's shares in Max Re Ltd. and/or such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company's corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by Max Re Ltd. and/or such Designated Subsidiary. All votes referred to the Company's Members pursuant to this Bye-law 98 shall be subject to the voting power restrictions of Bye-laws 12(4) and 52.

99.  Bye-laws or Articles of Association of certain subsidiaries

     The Board shall require that the Bye-laws of Max Re Ltd., and may require that the Bye-laws or Articles of Association of each other subsidiary of the Company organized under the laws of a jurisdiction outside the United States of America that is treated as a corporation for U.S. federal tax purposes and designated by the Board, contain provisions substantially similar to Bye-law 98, herein (any such subsidiary so designated by the Board is referred to herein as a "Designated Subsidiary"). If the Board designates any indirect subsidiary of the Company as a Designated Subsidiary, the Board shall also designate each intermediate subsidiary between such Designated Subsidiary and the Company (other than Max Re) as a Designated Subsidiary hereunder. The Company in its discretion may enter into agreements with each Designated Subsidiary, as reasonably necessary, to effectuate or implement this Bye-law.

                                     ******
                                       ***
                                        *

                         SCHEDULE - FORM A (Bye-law 59)

NOTICE OF LIABILITY TO FORFEITURE FOR NON PAYMENT OF CALL

    You have failed to pay the call of [amount of call] made on the .... day of
......., 20.. last, in respect of the [number] share(s) [numbers in figures]
standing in your name in the Register of Members of the Company, on the .... day
of ......, 20.. last, the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of ....... per annum computed from the said .... day of ......, 20.. last, on or before the .... day of ......, 20.. next at the place of business of the
Company the share(s) will be liable to be forfeited.

Dated this ..... day of ........, 20..

[Signature of Secretary]
By order of the Board

                         SCHEDULE - FORM B (BYE-LAW 63)

                          TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED .................................................... [amount]
.................................................................... [transferor]
hereby sell assign and transfer unto .............................. [transferee]
of ................................................................... [address]
................................................................   [number of
shares]
shares of .......................................................... [name of
Company]

Dated.....................

           .....................
                (Transferor)


In the presence of:

...........................
       (Witness)

           .....................
                (Transferee)

In the presence of:

...........................
       (Witness)

                         SCHEDULE - FORM C (Bye-law 68)

           TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY
                                   OF A MEMBER

     I/We having become entitled in consequence of the [death/bankruptcy] of [name of the deceased Member] to [number] share(s) standing in the register of members of [Company] in the name of the said [name of deceased Member] instead of being registered myself/ourselves elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

WITNESS our hands this ..... day of ......., 20..

Signed by the above-named         )
[person or persons entitled]      )
in the presence of:               )


Signed by the above-named         )
[transferee]                      )
in the presence of:               )

Please Mark Here
for Address Change or
Comments
SEE REVERSE SIDE

The Board of Directors recommends voting FOR the following proposals.

                                                                      FOR    AGAINST   ABSTAIN
1. Approval of amendments to the Company's Bye-Laws to (i)            [_]      [_]       [_]
provide that  the Board of Directors of the Company (the
"Board") shall, with respect to any matter required to be
submitted to a vote of the shareholders of the Company's
subsidiary, Max Re Ltd. ("Max Re"), be required to submit a
proposal relating to such matters to the shareholders of the
Company and shall vote all the shares of Max Re owned by the
Company in accordance with and proportional to such vote of
the Company's shareholders; (ii) delete all references to the
Non-Voting Common Shares of Max Re; (iii) reduce from less
than 9.9% to less than 9.5% the limitation on voting rights of the Company's Common Shares and make certain technical
changes to clarify this limitation; and (iv) reduce from less than
9.9% to less than 9.5% the maximum percentage of the
Company's Common Shares that may be owned by any person;
provided, however, that the actions proposed under this
proposal 1 shall be implemented by the Company only upon
consummation of the transactions contemplated by the
Exchange (as defined in the accompanying Proxy Statement).

2. Approval of an amendment to the Company's Bye-Laws to              [_]      [_]       [_]
prohibit a director from appointing alternate directors to
perform his or her duties or act as a non-voting observer.

3. Approval of an amendment to the Company's Bye-Laws to              [_]      [_]       [_]
reduce from 60% to 50% the total issued and outstanding
Common Shares that are required for a quorum at a general
meeting of the Company.

4. Approval of an amendment to the Company's Bye-Laws to              [_]      [_]       [_]
make future amendments of the Bye-Laws subject to the
approval of a majority of the votes cast instead of the majority of the shares entitled to vote.

5. Approval of amendments to the Company's Bye-Laws to                [_]      [_]       [_]
make certain updating changes for events that have occurred
since the Bye-Laws were originally adopted.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE COMMON SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

IN WITNESS WHEREOF, the undersigned has executed this Proxy on this ________ day of __________ 2003.

Business Entity:________________________________________________________________
               (Print name of corporation, partnership or other business entity)

By:____________________________________________________________________________
       Name:
       Title:

Individual:_____________________________________________________________________
                   (Print name of individual)

           _____________________________________________________________________
                                     (Signature)

In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor administrator, trustee or guardian should indicate their full title.

You can view the Proxy Statement on the internet at www.maxre.bm

                                      PROXY

                               MAX RE CAPITAL LTD.

                         SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints N. James Tees and Sheila A. Gringley, and each of them, as proxies of the undersigned, each with full power to act without the other and with full power of substitution, to vote all the Common Shares of Max Re Capital Ltd. held in the name of the undersigned at the close of business on [____], 2003, at the Special Meeting of Shareholders to be held on [____], 2003, at [1:00 p.m.], Atlantic Daylight Time, and at any adjournment thereof, with all the powers the undersigned would have if personally present, as set forth below.


    Address Change/Comments (Mark the corresponding box on the reverse side)

           You can now access your Max Re Capital Ltd. account online.

Access your Max Re Capital Ltd. shareholder account online via Investor ServiceDirect(R)(ISD).

Mellon Investor Services LLC now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

     * View account status               * View payment history for dividends
     * View certificate history          * Make address changes
     * View book-entry information       * Obtain a duplicate 1099 tax form
                                         * Establish/change your PIN

              Visit us on the web at http://www.melloninvestor.com
                 and follow the instructions shown on this page.

Step 1: FIRST TIME USERS                 Step 2: Log in for Account              Step 3: Account Status Screen
-- Establish a PIN                       Access
                                                                                 You are now ready to access your
You must first establish a Personal      You are now ready to log in. To         account information. Click on the
Identification Number (PIN) online       access your account please enter        appropriate button to view or
by following the directions provided     your:                                   initiate transactions.
in the upper right portion of the
web screen as follows. You will also     * SSN or Invest ID                      * Certificate History
need your Social Security Number         * PIN                                   * Book-Entry Information
(SSN) or Investor ID available to        * Then click on the Submit button       * Issue Certificate
establish a PIN.                                                                 * Payment History
                                                                                 * Address Change
                                         If you have more than one account,      * Duplicate 1099
The confidentiality of your personal     you will now be asked to select the
information is protected using           appropriate account.
secure socket layer (SSL) technology.

* SSN or Invest ID
* PIN
* Then click on the
  Establish PIN button

Please be sure to remember your PIN,
or maintain it in a secure place for
future reference.

              For Technical Assistance Call 1-877-978-7778 between
                       9am-7pm Monday-Friday Eastern Time